Filed with the Securities and Exchange Commission on July 30, 2026

1933 Act Registration File No. 333-200168

1940 Act Registration File No. 811-23011

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	102	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	105	[X]

(Check Appropriate Box or Boxes)

THE RBB FUND TRUST

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (609) 731-6256

Copies to:

STEVEN PLUMP	JILLIAN L. BOSMANN, ESQUIRE
The RBB Fund Trust	Faegre Drinker Biddle & Reath LLP
615 East Michigan Street	One Logan Square, Suite 2000
Milwaukee, Wisconsin 53202-5207	Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[X]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Park Edge Adaptive Risk ETF

([NYSE Arca]: [KISS])*

[ ], 2026

of The RBB Fund Trust

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY SECTION – PARK EDGE ADAPTIVE RISK ETF	[ ]
ADDITIONAL INFORMATION ABOUT THE FUND	[ ]
MANAGEMENT OF THE FUND	[ ]
HOW TO BUY AND SELL SHARES	[ ]
DIVIDENDS, DISTRIBUTIONS, AND TAXES	[ ]
DISTRIBUTION	[ ]
ADDITIONAL CONSIDERATIONS	[ ]
FINANCIAL HIGHLIGHTS	[ ]

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Park Edge Adaptive Risk ETF, (the “Fund”) or The RBB Fund Trust (the “Trust”). This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

PARK EDGE ADAPTIVE RISK ETF

SUMMARY SECTION

Investment Objective

The investment objective of the Park Edge Adaptive Risk ETF (the “Fund”) is capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[]%
Distribution (12b-1) Fees	[]%
Other Expenses(1)	[]%
Acquired Fund Fees and Expenses(2)	[]%
Total Annual Fund Operating Expenses	[…]%

(1)	“Other Expenses” are estimated for the current fiscal year.
(2)	“Acquired Fund Fees and Expenses” are estimated for the current fiscal year and are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange-traded funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[]	$[]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective through a systematic, risk-managed, multi-asset investment approach designed to adapt to changing market environments. The Fund utilizes a rules-based framework that dynamically allocates among asset classes based on quantitative assessments of macroeconomic conditions, market trends, and risk characteristics. In implementing this framework, the Fund incorporates signals derived from a third-party’s macro risk management research process, including signals designed to assess prevailing market regimes, macroeconomic conditions, asset-class momentum, volatility-adjusted trends, positioning, and liquidity conditions (the “Third Party’s Signals”). The Third Party is an independent research boutique focused on delivering systematic macro risk management insights to institutional investors, corporations, financial advisors, and sophisticated retail investors. The Third Party is not an investment adviser or sub-adviser to the Fund. The Third Party’s Signals are intended to provide risk management signals and data-driven insights across major asset classes and to support capital allocation decisions in changing macro-market environments. Upon launch, the Fund anticipates investing in equity securities, gold-related investments, and digital asset-related investments but may reduce its holdings entirely in these asset classes and invest in different asset classes including certain equity stocks, certain sectors and industries, certain countries, certain regions, certain currencies, certain cryptocurrencies, certain commodities, the commodities market as a whole, certain U.S. Treasuries and certain bonds, as further explained below, depending on market conditions. The Fund may invest directly in equity and fixed income securities, short-term U.S. Treasury bill exposed ETFs, money market funds, cash or cash equivalents or in other ETFs, which may include other ETFs managed by the Adviser, Twin Oak ETF Company (the “Adviser” or “Twin Oak”). The Fund may also invest in derivatives, including equity and/or ETF options, swaps, futures, forwards and structured notes, to achieve the desired allocation exposure.

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Traditional asset allocation strategies often maintain relatively static exposure to stocks and bonds regardless of changing economic conditions. The Fund is designed around the view that market environments evolve over time and that asset classes exhibit different risk/return characteristics across different growth, inflation, policy and liquidity regimes. Accordingly, the Fund seeks to actively manage portfolio risk exposure through a disciplined and systematic investment process rather than maintaining fixed allocations under all market conditions.

The Fund’s systematic investment process is intended to reduce the influence of discretionary decision-making and certain behavioral biases in portfolio management. Investment decisions are made pursuant to quantitative models, predetermined risk parameters, and objective market data rather than discretionary market forecasts or subjective judgments. Adjustments to the Fund’s risk exposure are based on the alignment of its quantitative indicators and prevailing market conditions. The Fund’s objective is to deliver superior risk-adjusted returns for a moderate risk investor. The Fund seeks to maximize upside capture during bull markets in the asset classes that it invests in, and it seeks to minimize downside capture during bear markets in the asset classes that it invests in. There can be no assurance that the Fund’s investment models, risk management techniques, or allocation framework will achieve their intended results under all market conditions. The Fund does not track, and is not managed relative to, a traditional benchmark index. As a result, the Fund may experience periods of significant tracking variance relative to traditional passive allocation strategies or market indexes.

The Fund is structured as an alternative to the standard portfolio split of 60% allocation to equity securities and 40% allocation to fixed income securities. The Fund currently expects to maintain exposure to 50-70% of equities, 20-40% of gold-related investments, and 0-20% of digital asset-related investments. The Fund’s equity exposure is expected to consist primarily of domestic and international exchange-traded funds (“ETFs”), equity index ETFs, flex options, equity swaps, and other equity-related instruments. Gold exposure is expected to be obtained through investment in physical gold ETFs, gold-related securities, flex options, swaps linked to gold, commodity-linked instruments, or other investment vehicles providing exposure to the gold market. The Fund utilizes gold exposure as an alternative to a fixed income allocation due to the Adviser’s view that gold may be more resilient than bonds as a portfolio diversifier over a wider range of probable outcomes given the market environment. In the future, the Fund may instead incorporate bond exposure through investment in broad fixed income securities and/or ETFs. Digital asset exposure is expected to be obtained through investment in exchange-traded products, securities linked to cryptocurrencies, flex options, futures-based instruments, swaps, or other investments providing exposure to digital asset markets, including bitcoin-related investments, subject to applicable regulatory limitations and market availability. The Fund considers gold and cryptocurrencies to be neutral, non-sovereign reserve assets that are more suitable as portfolio diversifiers for periods of rising or sustained geopolitical tensions, structurally elevated inflation, large structural fiscal deficits, and/or high risks of financial repression and monetary debasement. The Fund considers bonds to be more suitable as portfolio diversifiers for periods falling or low geopolitical tensions and/or structurally depressed inflation. Under conditions where bonds may be considered, the Fund would invest in a broad range of fixed income securities and/or ETFs.

As market conditions change, portfolio exposures to asset classes may be increased, reduced, or eliminated based on the Fund’s systematic risk management process. The Fund’s allocation framework is designed to respond to both top-down economic regimes and bottom-up market signals. When the Fund’s quantitative indicators identify unfavorable economic regimes and/or market signals for one or more of its particular asset classes, the Fund will reduce exposure to such asset class and increase allocations to other asset classes determined by the Fund’s systematic risk management process to be more favorable in the market conditions.

The Fund’s systematic risk management process incorporates two primary analytical components. First, a top-down risk management overlay evaluates macroeconomic and market regime conditions and establishes target portfolio asset class exposures accordingly. The Third Party’s Signals will be used as part of the Fund’s evaluation of these top-down regime conditions. Second, a bottom-up risk management overlay adjusts position sizing relative to those target asset class exposures using quantitative indicators that incorporate trend, momentum, and volatility characteristics. The Third Party’s Signals will also be considered in assessing position sizing relative to target asset class exposure.

Portfolio positioning among asset classes changes incrementally based on the interaction of the Fund’s top-down and bottom-up signals. As a result, the Fund may maintain any level of exposure to any asset classes depending on prevailing market conditions and the output of its systematic risk management process.

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The Fund is designed to provide investors with a flexible, multi-asset investment approach that seeks participation in favorable market environments while emphasizing risk management during periods of elevated market stress or unfavorable economic conditions. Unlike traditional balanced portfolios that generally remain substantially invested throughout market cycles, the Fund may significantly reduce overall portfolio risk exposure when its systematic indicators warrant a more defensive posture. Depending on market conditions, the Fund may allocate a substantial portion of assets to cash, money market instruments, short term U.S. Treasury securities, or ETFs that provide this exposure. During such periods, the Fund may invest in an affiliated ETF, the Twin Oak Short Horizon Absolute Return ETF (“Short Horizon ETF”), for any purpose. The Short Horizon ETF is actively managed by Twin Oak and seeks to provide a stable return by utilizing defined risk options to generate an absolute return while maintaining a short duration between zero and one year. Defined risk options are options for which the maximum loss for any option during each expiry period is no more than the premium invested to enter the option position.

The Fund’s discretionary portfolio management will be performed by Park Edge Advisors, LLC (“PEA”). PEA has previously implemented the portfolio for clients in separately managed accounts.

The Fund’s systematic risk management process will analyze assets in the following asset classes: certain equity stocks (S&P 500, global equities, growth, high beta, low beta, mega cap growth, momentum, quality, value, dividend compounders, mid cap and small cap, and business development companies), certain sectors and industries (communications services, consumer discretionary, consumer staples, energy financials, health care, industrials, information technology materials, real estate, utilities, semiconductors, infrastructure, commodity producers, gold miners and silver miners), certain countries (Australia, Brazil, Canada, China, India, Japan, South Korea, Netherlands, Taiwan and the United Kingdom), certain regions (eurozone, emerging markets and global equities ex-U.S.), certain currencies (Australian dollar, British pound, Canadian dollar, euro, Japanese yen, U.S. dollar), certain cryptocurrencies (bitcoin and ethereum), certain commodities (gold, silver, uranium, crude oil and base metals) and the commodities market as a whole, certain U.S. Treasuries (0-5 year TIPS, 1-3 year Treasuries, 5-10 year TIPS and 5-10 year Treasuries), and certain bonds (long bonds, U.S. aggregate bonds, convertibles, emerging markets local currency bonds, emerging markets U.S. dollar bonds, high yield credit, international aggregate bonds, international bonds, investment grade credit, leveraged loans, mortgage backed securities, and preferreds).

When the systematic risk management process determines exposure to certain assets will be beneficial to the Fund, it may utilize indirect investments to gain exposure to the particular assets. These indirect investments may include asset-themed ETFs, flex options, swaps, futures instruments or other asset-related instruments. The Fund will not invest directly in commodities or cryptocurrencies.

The Adviser has engaged Exchange Traded Concepts, LLC (“ETC” or the “Trading Sub-Adviser”) as the sub-adviser to provide trading services as well as proxy voting and other non-portfolio management services to the Fund.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

A key consideration for portfolio managers is the tax awareness of strategy implementation. For more information, see the section entitled "ADDITIONAL INFORMATION ABOUT THE FUND - Investment Objectives."

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●	Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

●	Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, (collectively, “Underlying Funds”) for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Allocation Risk. If a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

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●	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Commodity Risk. Investments linked to commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity futures contracts may experience large losses. The value of instruments linked to commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. Trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

●	Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●	Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

●	Cryptocurrency Risk. The fund may invest in Underlying Funds that hold or have exposure to cryptocurrencies and could subject the Fund to crypto asset exposure risk, crypto asset industry risk and crypto asset regulatory risk.

●	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Fund’s investment Sub-Advisers custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser or the Sub-Advisers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage Risk” below. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. The primary types of derivatives in which the Fund invests in are swaps and options contracts.

●	Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

●	Emerging Market Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets; are subject to greater social, economic and political instability; have less governmental supervision and regulation of securities markets; and have weaker auditing and financial reporting standards. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

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●	Equity Securities Risk. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund and Underlying Funds to fluctuate. The value of an investment may decrease in response to overall stock market movements or the value of individual securities. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

o	Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV.

To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to the above ETF risks.

●	Fixed Income Securities Risks. Fixed income securities in which the Fund or an Underlying Fund may invest are subject to certain risks, including:

o	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade.

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o	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income securities may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

o	Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

o	Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

o	U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support, and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

●	Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed-rate securities of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, which could impair their value.

●	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social, and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability, and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, the risks of investing in foreign developed countries.

●	Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less liquidity, less publicly available information, less stringent investor protections, less efficient trading markets, and differences in taxation, legal, auditing and other financial practices and standards. Foreign securities and other foreign investments in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities and other foreign investments in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund's holdings may change on days when shareholders are not able to purchase or redeem the Fund's shares.

●	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invest in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do no pay dividends unlike the stocks upon which they are based.

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●	High Yield Securities Risk. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

●	Index Related Risk. The systematic risk management process may rely various Indexes that rely on various sources of information to assess the criteria of components of the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause an Index to vary from its normal or expected composition.

●	Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

●	Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

●	In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions fails to qualify for tax-deferred treatment or are made by a corporation who does not electe the special deemed-sale status for the contribution, then the Fund can face negative tax consequences and become liable for additional taxes than it otherwise would have.

●	Investment in Underlying Funds Risk. The Fund may seek to obtain certain exposure through investments in Underlying Funds. Investing in other Underlying Funds subjects the Fund to the risks affecting the Underlying Fund. The Fund will incur its pro rata share of the Underlying Fund’s expenses, which will adversely affect the Fund’s performance. Investments in an Underlying Fund that is an ETF, ETP, or other exchange listed product are subject to the risk that the shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the shares.

●	Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

●	Large Capitalization Companies Risk. The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

●	Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

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●	Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

●	Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●	Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

●	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

●	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub Adviser carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Adviser’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

●	Model Portfolio and Management Risk. PEA relies on various sources of information to assess the criteria of components of the Fund’s strategy, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser nor the Sub Adviser can offer assurances that PEA calculation methodology or sources of information used to formulate the strategy to construct the model portfolio will provide an accurate assessment of included components. The Fund is subject to management risk as an actively-managed investment portfolio. As the Fund’s Sub-Adviser has the discretion to not fully replicate the Model Portfolio, it is subject to the risk that the investment strategy may not produce the intended results. The Sub Adviser’s investment approach may fail to produce the intended results. If the Sub Adviser’s perception of a stock’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

●	Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses.

•	New Adviser Risk. Twin Oak and PEA are newly registered investment advisers and have not had an extensive history of serving as an adviser or sub-adviser to a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and Sub-Adviser and it is possible the Adviser and Sub-Adviser may not achieve the Fund’s intended investment objective.

●	New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees (the “Board”) of the Trust may determine to liquidate the Fund.

●	Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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●	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser and the Sub-Advisers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

●	Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

●	Other Investment Company Risk. To the extent the Fund holds shares of other investment companies, including ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well to the other investment companies’ expenses. As a result, shareholders of the Fund will indirectly be subject to the fees and expenses that the Fund shareholders directly bear in connection with the Fund’s own operations. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. A passively managed ETF may not replicate the performance of the index it intends to track.

●	Performance Deviation Risk. Because of the Sub Adviser’s timing of investing the Fund’s portfolio, there may be risk with respect to correlation of the Fund’s performance with the performance of the model portfolio. The Fund’s portfolio may from time to time deviate from the model portfolio. Further, the timing of cash flows for the Fund, changes in the model portfolio, the weightings of the securities included in the model portfolio in the Fund and the effect of expenses applicable to the Fund which are not applicable to the model portfolio also may cause the Fund’s performance to deviate from the performance of the model portfolio. If the Adviser does not invest the Fund in securities of the model at same time and in the same weights, there may be a deviation in the Fund’s performance.

●	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective, and could increase the operating expenses of the Fund.

●	REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

●	Reverse Repurchase Agreement Risk. Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Reverse Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

●	Rolling Futures Contracts Risk. The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration but instead intends to “roll” its futures positions. When the market for the Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contract is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

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●	Sector Risk. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movement of securities in those sectors.

o	Consumer Goods and Services Companies Risk. Consumer goods and services companies face risks related to changes in consumer preferences and disposable income, commodity prices, government regulation, supply chain disruptions, damage to brand or reputation, economic slowdown and labor shortages, among other things.

o	Energy Sector Risk. Because of the Fund’s asset allocation exposure to this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

o	Industrial Companies Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

o	Metals Sector Risk: Because the Fund invests in financial instruments that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates; imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.

●	Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investment made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Small and Medium Cap Companies Risk. The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion but greater than or equal to $1 billion.

●	Stock Market Risk. Stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

●	Style Risk. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time.

●	Swap Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation and may be difficult to value. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

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●	Treasury Inflation-Protection Securities (TIPS) Risk. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

●	Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	Underlying Funds Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those Underlying Funds. Investments in Underlying Funds are subject to the risks of the Underlying Funds’ investments, as well as to the Underlying Funds’ expenses. The Fund may incur brokerage fees in connection with its purchase of ETF shares. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

●	U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

●	U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

●	Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change and will vary depending on the information that is available.

●	Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.

Performance

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at https://twinoaketfs.com.

Management

Investment Adviser and Sub-Advisers

Twin Oak ETF Company (“Twin Oak”) serves as the investment adviser to the Fund.

Park Edge Advisors, LLC (“PEA”) and Exchange Traded Concepts, LLC, each serve as an investment sub-adviser to the Fund.

Portfolio Managers

Richard Lowrie, Chief Investment Officer of PEA, has served as a portfolio manager of the Fund since its inception in 2026.

Zachary Wainwright, Chief Executive Officer of Twin Oak, has served as a portfolio manager of the Fund since its inception in 2026.

Greg Stoner, Managing Director of Twin Oak, has served as a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at the Fund’s website at https://twinoaketfs.com.

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The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

Fund	Investment Objective
Park Edge Adaptive Risk ETF	The Fund seeks capital appreciation.

The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective through a systematic, risk-managed, multi-asset investment approach designed to adapt to changing market environments. The Fund utilizes a rules-based framework that dynamically allocates among asset classes based on quantitative assessments of macroeconomic conditions, market trends, and risk characteristics. In implementing this framework, the Fund incorporates signals derived from The Third Party’s macro risk management research process, including signals designed to assess prevailing market regimes, macroeconomic conditions, asset-class momentum, volatility-adjusted trends, positioning, and liquidity conditions (the “Third Party’s Signals”). The Third Party is an independent research boutique focused on delivering systematic macro risk management insights to institutional investors, corporations, financial advisors, and sophisticated retail investors. The Third Party is not an investment adviser or sub-adviser to the Fund. The Third Party’s Signals are intended to provide risk management signals and data-driven insights across major asset classes and to support capital allocation decisions in changing macro-market environments. Upon launch, the Fund anticipates investing in equity securities, gold-related investments, and digital asset-related investments but may reduce its holdings entirely in these asset classes and invest in different asset classes including certain equity stocks, certain sectors and industries, certain countries, certain regions, certain currencies, certain cryptocurrencies, certain commodities, the commodities market as a whole, certain U.S. Treasuries and certain bonds, as further explained below, depending on market conditions. The Fund may invest directly in equity and fixed income securities, short-term U.S. Treasury bill exposed ETFs, money market funds, cash or cash equivalents or in other ETFs, which may include other ETFs managed by the Adviser, Twin Oak ETF Company (the “Adviser” or “Twin Oak”). The Fund may also invest in derivatives, including equity and/or ETF options, swaps, futures, forwards and structured notes, to achieve the desired allocation exposure.

Traditional asset allocation strategies often maintain relatively static exposure to stocks and bonds regardless of changing economic conditions. The Fund is designed around the view that market environments evolve over time and that asset classes exhibit different risk/return characteristics across different growth, inflation, policy and liquidity regimes. Accordingly, the Fund seeks to actively manage portfolio risk exposure through a disciplined and systematic investment process rather than maintaining fixed allocations under all market conditions.

The decision to sell will be driven by the assessment of the portfolio managers of PEA and Twin Oak of go forward return prospects of current holdings relative to other available return prospects in the investment universe. In general, the Adviser and Sub-Adviser will seek to sell when, by their estimation, other return prospects within the investment universe exceed the return prospects of current holdings, when a holding becomes overvalued, when a holding is no longer a beneficiary of its investment theme or when the Fund must avoid breaching investment guidelines.

The Fund’s systematic investment process is intended to reduce the influence of discretionary decision-making and certain behavioral biases in portfolio management. Investment decisions are made pursuant to quantitative models, predetermined risk parameters, and objective market data rather than discretionary market forecasts or subjective judgments. Adjustments to the Fund’s risk exposure are based on the alignment of its quantitative indicators and prevailing market conditions. The Fund’s objective is to deliver superior risk-adjusted returns for a moderate risk investor. The Fund seeks to maximize upside capture during bull markets in the asset classes that it invests in, and it seeks to minimize downside capture during bear markets in the asset classes that it invests in. There can be no assurance that the Fund’s investment models, risk management techniques, or allocation framework will achieve their intended results under all market conditions. The Fund does not track, and is not managed relative to, a traditional benchmark index. As a result, the Fund may experience periods of significant tracking variance relative to traditional passive allocation strategies or market indexes.

The Fund is structured as an alternative to the standard portfolio split of 60% allocation to equity securities and 40% allocation to fixed income securities. The Fund currently expects to maintain exposure to 50-70% of equities, 20-40% of gold-related investments, and 0-20% of digital asset-related investments. The Fund’s equity exposure is expected to consist primarily of domestic and international exchange-traded funds (“ETFs”), equity index ETFs, flex options, equity swaps, and other equity-related instruments. Gold exposure is expected to be obtained through investment in physical gold ETFs, gold-related securities, flex options, swaps linked to gold, commodity-linked instruments, or other investment vehicles providing exposure to the gold market. The Fund utilizes gold exposure as an alternative to a fixed income allocation due to the Adviser’s view that gold may be more resilient than bonds as a portfolio diversifier over a wider range of probable outcomes given the market environment. In the future, the Fund may instead incorporate bond exposure through investment in broad fixed income securities and/or ETFs. Digital asset exposure is expected to be obtained through investment in exchange-traded products, securities linked to cryptocurrencies, flex options, futures-based instruments, swaps, or other investments providing exposure to digital asset markets, including bitcoin-related investments, subject to applicable regulatory limitations and market availability. The Fund considers gold and cryptocurrencies to be neutral, non-sovereign reserve assets that are more suitable as portfolio diversifiers for periods of rising or sustained geopolitical tensions, structurally elevated inflation, large structural fiscal deficits, and/or high risks of financial repression and monetary debasement. The Fund considers bonds to be more suitable as portfolio diversifiers for periods falling or low geopolitical tensions and/or structurally depressed inflation. Under conditions where bonds may be considered, the Fund would invest in a broad range of fixed income securities and/or ETFs.

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As market conditions change, portfolio exposures to asset classes may be increased, reduced, or eliminated based on the Fund’s systematic risk management process. The Fund’s allocation framework is designed to respond to both top-down economic regimes and bottom-up market signals. When the Fund’s quantitative indicators identify unfavorable economic regimes and/or market signals for one or more of its particular asset classes, the Fund will reduce exposure to such asset class and increase allocations to other asset classes determined by the Fund’s systematic risk management process to be more favorable in the market conditions.

The Fund’s systematic risk management process incorporates two primary analytical components. First, a top-down risk management overlay evaluates macroeconomic and market regime conditions and establishes target portfolio asset class exposures accordingly. The Third Party’s Signals will be used as part of the Fund’s evaluation of these top-down regime conditions. Second, a bottom-up risk management overlay adjusts position sizing relative to those target asset class exposures using quantitative indicators that incorporate trend, momentum, and volatility characteristics. The Third Party’s Signals will also be considered in assessing position sizing relative to target asset class exposure.

Portfolio positioning among asset classes changes incrementally based on the interaction of the Fund’s top-down and bottom-up signals. As a result, the Fund may maintain any level of exposure to any asset classes depending on prevailing market conditions and the output of its systematic risk management process.

The Fund is designed to provide investors with a flexible, multi-asset investment approach that seeks participation in favorable market environments while emphasizing risk management during periods of elevated market stress or unfavorable economic conditions. Unlike traditional balanced portfolios that generally remain substantially invested throughout market cycles, the Fund may significantly reduce overall portfolio risk exposure when its systematic indicators warrant a more defensive posture. Depending on market conditions, the Fund may allocate a substantial portion of assets to cash, money market instruments, short term U.S. Treasury securities, or ETFs that provide this exposure. During such periods, the Fund may invest in an affiliated ETF, the Twin Oak Short Horizon Absolute Return ETF (“Short Horizon ETF”), for any purpose. The Short Horizon ETF is actively managed by Twin Oak and seeks to provide a stable return by utilizing defined risk options to generate an absolute return while maintaining a short duration between zero and one year. Defined risk options are options for which the maximum loss for any option during each expiry period is no more than the premium invested to enter the option position.

The Fund’s discretionary portfolio management will be performed by Park Edge Advisors, LLC (“PEA”). PEA has previously implemented the portfolio for clients in separately managed accounts.

The Fund’s systematic risk management process will analyze assets in the following asset classes: certain equity stocks (S&P 500, global equities, growth, high beta, low beta, mega cap growth, momentum, quality, value, dividend compounders, mid cap and small cap, and business development companies), certain sectors and industries (communications services, consumer discretionary, consumer staples, energy financials, health care, industrials, information technology materials, real estate, utilities, semiconductors, infrastructure, commodity producers, gold miners and silver miners), certain countries (Australia, Brazil, Canada, China, India, Japan, South Korea, Netherlands, Taiwan and the United Kingdom), certain regions (eurozone, emerging markets and global equities ex-U.S.), certain currencies (Australian dollar, British pound, Canadian dollar, euro, Japanese yen, U.S. dollar), certain cryptocurrencies (bitcoin and ethereum), certain commodities (gold, silver, uranium, crude oil and base metals) and the commodities market as a whole, certain U.S. Treasuries (0-5 year TIPS, 1-3 year Treasuries, 5-10 year TIPS and 5-10 year Treasuries), and certain bonds (long bonds, U.S. aggregate bonds, convertibles, emerging markets local currency bonds, emerging markets U.S. dollar bonds, high yield credit, international aggregate bonds, international bonds, investment grade credit, leveraged loans, mortgage backed securities, and preferreds).

When the systematic risk management process determines exposure to certain assets will be beneficial to the Fund, it may utilize indirect investments to gain exposure to the particular assets. These indirect investments may include asset-themed ETFs, flex options, swaps, futures instruments or other asset-related instruments. The Fund will not invest directly in commodities or cryptocurrencies.

The Adviser has engaged Exchange Traded Concepts, LLC (“ETC” or the “Trading Sub-Adviser”) as the sub-adviser to provide trading services as well as proxy voting and other non-portfolio management services to the Fund.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund is not managed with the objective of generating current income and only seeks to make distributions to the extent required by applicable law in maintaining its status as a regulated investment company ("RIC").

Further, the Fund seeks to employ techniques that may include, among others, the use of the ETF creation and redemption process along with tax-aware implementation of investment exposures.

For more information on maintaining RIC status, see the section entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES" in the SAI.

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Additional Principal Risk Information

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund is subject to the following principal risks.

●	Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

●	Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Allocation Risk. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

●	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Commodity Risk. Investments linked to commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity futures contracts may experience large losses. The value of instruments linked to commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. Trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

●	Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

●	Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. The participants in the over-the-counter market are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. If the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. When the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

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Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

●	Cryptocurrency Risk. The fund may use indirect investments in cryptocurrencies or invest in Underlying Funds that hold or have exposure to cryptocurrencies and could subject the Fund to crypto asset exposure risk, crypto asset industry risk and crypto asset regulatory risk.

o	Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.

Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin such that the Fund may gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.

In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Fund’s exposure to crypto assets can result in substantial losses to the Fund.

Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.

Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Internet Portfolio may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations, and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.

Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.

o	Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets experienced extreme volatility and other entities in the crypto asset industry have been negatively affected. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Fund, its service providers or to the crypto asset industry as a whole.

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Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.

o	Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

The Fund’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.

●	Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information (including private shareholder information), corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s Adviser and other service providers (including, but not limited to, the Fund’s accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

●	Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

o	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

o	As a substitute for buying or selling currencies or securities; or

o	To seek to enhance the Fund’s return in non-hedging situations (which is considered a speculative activity).

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Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The use of derivatives is subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

o	Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

o	Total Return Swaps. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

●	Economic and Market Events Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks surrounding the uncertainty of the economies of particular countries, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on a Fund’s returns. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving that Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

●	Emerging Market Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets; are subject to greater social, economic and political instability; have less governmental supervision and regulation of securities markets; and have weaker auditing and financial reporting standards. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Further, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

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●	Equity Securities Risk. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund and Underlying Funds to fluctuate. The value of an investment may decrease in response to overall stock market movements or the value of individual securities. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, the Fund is exposed to the following risks:

o	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be significantly diminished trading in Shares, Shares may trade at a material discount to NAV, and Shares may possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

o	Secondary Market Trading Risk. Shares of the Fund are intended to be listed on the Exchange. Although the Fund’s Shares are intended to be listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to ETF risks.

o	Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis. The Fund’s use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

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●	Fixed Income Securities Risks. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded after their purchase.

Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

o	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Adviser cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Adviser cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. Additionally, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade.

o	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income securities may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

o	Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

o	Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

o	U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support, and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

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●	Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by a Fund and may adversely affect the value of a Fund’s shares. Generally, floating rate securities carry lower yields than fixed securities of the same maturity. The interest rate for a floating rate security resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when a Fund needs to liquidate such loans. In addition, benchmark interest rates may not accurately track market interest rates.

●	Foreign Investment Risk. Adverse political, economic or social developments could undermine the value of a Fund’s foreign investments, prevent the Fund from realizing the full value of its foreign investments or prevent the Fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, a Fund may be limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the U.S. The foreign investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches the Adviser’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments. In addition, because non-U.S. markets may be open on days when a Fund does not price its Shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

●	Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund's holdings may change on days when shareholders are not able to purchase or redeem the Fund's shares.

●	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invest in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	High Yield Securities Risk. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

●	Index Related Risk. The systematic risk management process may rely various Indexes that rely on various sources of information to assess the criteria of components of the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components. Errors in index data, index computations or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party provider and may cause the Index Provider to postpone a scheduled rebalance, which could cause an Index to vary from its normal or expected composition.

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●	Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

●	Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund or an Underlying Fund receive from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s and Underlying Funds’ investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s or an Underlying Fund’s yield(s) and may increase the risk that, if followed by rising interest rates, the Fund’s or Underlying Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by their investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund or an Underlying Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s or Underlying Funds’ investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund or an Underlying Fund, which may force the Fund or Underlying Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

●	In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. Similarly, if any of the contributors in an in-kind contribution are corporations (or are partnerships or trusts with corporate beneficial owners) and a special deemed-sale election is not made in connection with the contribution, then the Fund could become liable for an entity-level corporate tax if it disposes of the contributed assets within five years. Distributions of gain recognized on the disposition of those assets would be taxable to shareholders, in addition to this entity-level corporate tax. At the time this prospectus is being prepared, Fund management is not aware of any corporate transferors participating in any in-kind contribution.

●	Investment in Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. Each Fund may incur brokerage fees in connection with its purchase of ETF shares. When a Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of the Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.”

●	Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

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●	Large Capitalization Companies Risk. The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

●	Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●	Leverage Risk. The Fund’s use of options, swaps, or other derivative instruments will have the economic effect of financial leverage. The use of leverage by the Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund’s NAV or total return.

●	Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

●	Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques employed by the Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fund’s NAV and market prices are based upon the market’s perception of value and are not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s performance.

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Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

●	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

●	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Adviser carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Adviser’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

●	Model Portfolio and Management Risk. PEA relies on various sources of information to assess the criteria of components of the Fund’s strategy, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser nor the Sub Adviser can offer assurances that PEA calculation methodology or sources of information used to formulate the strategy to construct the model portfolio will provide an accurate assessment of included components. The Fund is subject to management risk as an actively-managed investment portfolio. As the Fund’s Sub-Adviser has the discretion to not fully replicate the Model Portfolio, it is subject to the risk that the investment strategy may not produce the intended results. The Sub Adviser’s investment approach may fail to produce the intended results. If the Sub Adviser’s perception of a stock’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

●	Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses.

●	New Adviser Risk. Twin Oak and Sub-Adviser are newly registered investment advisers and have not had an extensive history of serving as an adviser or sub-adviser to a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and Sub-Adviser and it is possible the Adviser and Sub-Adviser may not achieve the Fund’s intended investment objective.

●	New Fund Risk. The Fund is a newly organized, management investment companies with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

●	Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value, market price and total returns may fluctuate or fall more than a diversified fund. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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●	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

●	Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

●	Other Investment Company Risk. To the extent the Fund holds shares of other investment companies, including ETFs, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well to the other investment companies’ expenses. As a result, shareholders of the Fund will indirectly be subject to the fees and expenses that the Fund shareholders directly bear in connection with the Fund’s own operations. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. A passively managed ETF may not replicate the performance of the index it intends to track.

●	Performance Deviation Risk. Because of the Sub Adviser’s timing of investing in the Fund’s portfolio, there may be risk with respect to correlation of the Fund’s performance with the performance of the model portfolio. The Fund’s portfolio may from time to time deviate from the model portfolio. Further, the timing of cash flows for the Fund, changes in the model portfolio, the weightings of the securities included in the model portfolio in the Fund and the effect of expenses applicable to the Fund which are not applicable to the model portfolio also may cause the Fund’s performance to deviate from the performance of the model portfolio. If the Adviser does not invest the Fund in securities of the model at same time and in the same weights, there may be a deviation in the Fund’s performance.

●	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective, and could increase the operating expenses of the Fund.

●	REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

●	Reverse Repurchase Agreement Risk. Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Reverse Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

●	Rolling Futures Contracts Risk. The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration but instead intends to “roll” its futures positions. When the market for the Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contract is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

●	Sector Risk. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movement of securities in those sectors.

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o	Consumer Goods and Services Companies Risk. Consumer goods and services companies face risks related to changes in consumer preferences and disposable income, commodity prices, government regulation, supply chain disruptions, damage to brand or reputation, economic slowdown and labor shortages, among other things.

o	Energy Sector Risk. Because of the Fund’s asset allocation exposure to this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve.

Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

o	Industrial Companies Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

o	Metal Sectors Risk. Because the Fund invests in financial instruments that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates; imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.

The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial metals, including iron ore, copper, aluminum, nickel and cobalt. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.

●	Securities Lending Risk. The Fund may engage in securities lending (i.e., lend portfolio securities to institutions, such as certain broker-dealers). Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investment made with cash collateral. These events could also trigger adverse tax consequences for the Fund. The Fund could also experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Small and Medium Cap Companies Risk. The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion but greater than or equal to $1 billion.

●	Stock Market Risk. Stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

●	Style Risk. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time.

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●	Swap Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation, and may be difficult to value. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●	Treasury Inflation-Protection Securities (TIPS) Risk. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

●	Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	Underlying Funds Risk. Investing in Underlying Funds may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. When the Fund invests in an Underlying Fund, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Underlying Fund’s purchase and sale of the underlying securities, ETFs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to Fund expenses. The 1940 Act and the related rules and regulations adopted thereunder impose conditions on investment companies that invest in other investment companies. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

●	U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

●	U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

●	Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change and will vary depending on the information that is available.

●	Volatility Risk. The value of securities in the Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and you could lose money.

Disclosure of Portfolio Holdings

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website located at https://twinoaketfs.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

The Board is responsible for supervising the operations and affairs of the Fund.

Investment Adviser

Twin Oak ETF Company is a registered investment adviser that serves as the investment Adviser to the Fund subject to the supervision of the Board. Twin Oak has been registered as an investment adviser since 2024 and is located at 888 Worchester Street, Suite 200, Wellesley, MA 02482. As of June 30, 2026, Twin Oak had approximately $[1.05] billion under management.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Fund pays a unitary management fee set forth below (as a percentage of the Fund’s average daily net assets) that is computed and paid monthly. From the unitary management fees, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, affiliated fund fees, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

FUND	ADVISORY FEE
Park Edge Adaptive Risk ETF	[ ]%

A discussion regarding the Board’s approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, including the factors the Board considered with respect to its approval, and the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, will be available in the Fund’s first semi-annual or annual report.

The Adviser has voluntarily agreed to waive its management fee in order to limit the management fee to []%. The Adviser may not recoup waived management fees. The Adviser may discontinue this arrangement at any time upon a 30-day written notice to shareholders.

Portfolio Managers

Zachary Wainwright and Greg Stoner are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Wainwright has been the Founder and Chief Executive Officer of Twin Oak since 2023. Before founding Twin Oak, Mr. Wainwright spent the prior 11 years investing across public and private markets. He began his career as a Cross-Asset Derivative Structurer at the Royal Bank of Scotland. Mr. Wainwright has earned his Bachelor of Business Administration Degree from the Stephen M. Ross School of Business with High Distinction and his Master of Business Administration from the Massachusetts Institute of Technology.

Mr. Stoner is a Managing Director at Twin Oak since [].. Before joining Twin Oak in 2024, Mr. Stoner spent the prior six years investing across public markets and providing advisory services for corporate M&A and capital allocation decisions. He began his career as an Aviation Officer in flight, operational, and managerial roles for helicopter organizations in the U.S. Army. Mr. Stoner has earned his Bachelor of Science Degree in Economics from the United States Military Academy at West Point and his Master of Business Administration from the Massachusetts Institute of Technology.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Fund.

Investment Sub-Advisers

The Trust and the Adviser have received an exemptive order from the SEC with respect to the Fund that permits the Adviser to engage or terminate a sub-adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace sub-advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

Park Edge Advisors, LLC

Park Edge Advisors, LLC is a registered investment adviser that serves as the investment sub-adviser to the Fund subject to the supervision of the Adviser and the Board. PEA has been registered as an investment adviser since 2022 and is located at 2360 W 11th St., Cleveland, OH 44113. As of June 30, 2026, PEA had approximately $599 million under management.

PEA provides discretionary investment management to Twin Oak.  For its services, PEA is entitled to a fee paid by the Adviser (and not the Fund).

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Portfolio Manager

Richard Lowrie is primarily responsible for the discretionary portfolio management of the Fund.

Mr. Lowrie is a co-founder, Managing Partner, Chief Compliance Officer and the Chief Investment Officer of PEA since 2022. Before helping establish PEA, Mr. Lowrie began his career in 1988 with McDonald & Company as a Portfolio Analyst and later as Director of Portfolio Strategy, where he chaired the Investment Policy Committee. In 1997, Mr. Lowrie helped form String, Smith & Lowrie Wealth Management Group which later became Lowrie Investments, one of the companies that merged to create PEA. Mr. Lowrie is co-founder of and Senior Advisor to Put Growth First, a pro-growth economic policy advisory and advocacy group through which he served as Economic Advisor to two presidential candidates, in 2012 and 2024. He serves on the Board of Trustees of Applewood Centers, a social service organization serving children and families, and Palmas Animal Welfare, a dog rescue organization in Puerto Rico. Mr. Lowrie has earned his Bachelor of Science Degree in Accounting from Case Western Reserve University.

The SAI provides additional information about the compensation of the Portfolio Manager, other accounts managed by them, and his ownership of Shares of the Fund.

Exchange Traded Concepts, LLC

Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the investment sub-adviser to the Fund. ETC is an SEC-registered investment adviser formed in 2008 and is majority owned by Cottonwood ETF Holdings LLC. As of June 30, 2026, ETC had approximately $[10.08] billion under management.

ETC as Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing of the Fund, subject to the supervision of the Adviser and the Board. ETC also provides proxy voting services to the Fund. For its services, ETC is entitled to a fee paid by the Adviser (and not the Fund).

HOW TO BUY AND SELL SHARES

The Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a participant agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

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Share Trading Prices on the Exchange

Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Fund is neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolios at a particular point in time. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Fund’s valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

While the Fund does not expect to generate income, to the extent any dividends are received or net capital gains are realized, the Fund intends to pay such dividends and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

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Taxes

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares of the Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income, if any such income is generated. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, provided holding period and other requirements are met by both the Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any.

If the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of the Fund). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of the Fund generally is treated as a capital gain or loss and as a long-term capital gain or loss if those Shares have been held for more than 12 months or as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of the Fund. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Fund was to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

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The Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences to them, including in their country of residence, of an investment in the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of the Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Code Section 351 Tax Risk

The Fund’s initial investment portfolio will be acquired through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. The carryover tax basis in such securities could be less than current fair market value and the Fund could, upon a taxable sale of such securities, recognize more capital gain or less capital loss than would have been the case if the Fund originally acquired such securities by purchase or through the issuance of Creation Units.

If one or more of the in-kind contributions were to be determined later to fail to qualify for tax-deferred treatment under Section 351 of the Code, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.

The failure of a contribution to satisfy the requirements of Section 351 of the Code would cause the contribution to be treated as a taxable event for the contributing shareholder at the time of contribution and to incorrectly calculate and report gain or loss on its disposition of its Fund shares.

Future changes in the Code or regulations or future interpretations of Section 351 of the Code by the Internal Revenue Service could impact the tax treatment of such contributions. Such changes may be retroactive and, in some circumstances, may require reporting by contributing shareholders. The Trust reserves the right to take any action with regard to the Fund as it deems appropriate in response to any such changes or guidance without notification to current or former investors in the Fund. Investors considering making in-kind contributions to the Fund are urged to consult their own tax advisors.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash, if any, paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of the Fund are acquired (or the AP enters into a contract or option to acquire Shares of the Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

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The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Fund. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

DISTRIBUTION

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza, Suite 100, Portland, ME 04101.

Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and other fees for the sale and distribution of its shares. As of this date, the Plan has not been implemented with respect to the Fund. No payments pursuant to the Plan will be made through at least the next twelve months. Additionally, the Plan may not be implemented without further Board approval. Because these fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The maximum distribution fee is 0.25% of the Fund’s average net assets under the Plan.

ADDITIONAL CONSIDERATIONS

Payments to Financial Intermediaries

The Adviser and Sub-Advisers, out of their own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser and Sub-Advisers, for the sale of Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of the Funds available to their customers generally and in investment programs. The Adviser and Sub-Advisers may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser and/or Sub-advisers believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

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Premium/Discount Information

The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAVs of the Fund. Once available, this information will be presented, free of charge, on the Fund’s website at https://twinoaketfs.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Fund enter into contractual arrangements with various parties, including among others the Adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Shareholder Rights

The Fund’s Amended and Restated Agreement and Declaration of Trust and any amendments thereto (the “Declaration of Trust”) requires shareholders bringing a derivative action on behalf of the Fund to first make a pre-suit demand and also to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the Board determines not to bring such action. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. In each case, these requirements do not apply to claims arising under the federal securities laws.

Duties of Trustees

The Fund’s Declaration of Trust provides that the Fund’s Trustees are subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if (i) the Trust were a Delaware corporation, (ii) the Fund’s shareholders were shareholders of such Delaware corporation, and (iii) the Trustees were directors of such Delaware corporation, and that such modified duties are instead of any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees are evaluated under the doctrine commonly referred to as the “business judgment rule,” as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of the Fund’s Declaration of Trust and its bylaws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, replace such other duties and liabilities of such Trustee. In addition, nothing in the Fund’s Declaration of Trust modifying, restricting or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

Financial highlights are not yet available for the Fund as it has not commenced operations prior to the date of this Prospectus.

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INVESTMENT ADVISER

Twin Oak ETF Company
888 Worchester Street, Suite 200
Wellesley, Massachusetts 02482

INVESTMENT SUB-ADVISER

Park Edge Advisors, LLC

2360 W 11th St.

Cleveland, OH 44113

INVESTMENT SUB-ADVISER

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, Oklahoma 73120

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

[  ]

UNDERWRITER

Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

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FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Once available, additional information about the Fund’s investments will be included in the Fund’s annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year. The Fund’s annual and semi-annual reports to shareholders will be available at www.twinoaketfs.com or by calling 1-800-617-0004.

Statement of Additional Information

The Fund’s SAI dated [ ], 2026, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge at the Fund’s website or by calling 1-800-617-0004. The SAI as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Fund:

By Internet

Go to the Fund’s website at https://twinoaketfs.com

By Telephone

Call 1-800-617-0004 or your securities dealer.

By Mail

Write to:

Twin Oak ETF Company

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

From the SEC

Information about the Fund (including the SAI) and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-23011

39

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Park Edge Adaptive Risk ETF

([NYSE Arca]: [KISS])

A series of The RBB Fund Trust

Statement of

Additional Information

Dated [●], 2026

Park Edge Adaptive Risk ETF (the “Fund”) is a non-diversified series of The RBB Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on August 29, 2014.

Twin Oak ETF Company (“Twin Oak” or the “Adviser”) serves as the investment adviser to the Fund. Park Edge Advisors, LLC (a “Sub-Adviser” or “PEA”) and Exchange Traded Concepts, LLC (a “Sub-Adviser” or the “ETC”) each serve as an investment sub-adviser to the Fund.

Information about the Fund is set forth in the Prospectus dated [●], 2026 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Fund’s Annual and Semi-Annual Reports, once available, please visit https://twinoaketfs.com or call 1-800-617-0004. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

Table of Contents

FUND HISTORY	3
INVESTMENT POLICIES AND PRACTICES	3
INVESTMENT RESTRICTIONS	30
EXCHANGE LISTING AND TRADING	32
MANAGEMENT OF THE TRUST	32
CODE OF ETHICS	40
PRINCIPAL HOLDERS	40
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS	41
PORTFOLIO MANAGERS	42
UNDERWRITER	44
DISTRIBUTION AND SERVICE PLAN	44
PURCHASE AND REDEMPTION OF CREATION UNITS	45
PORTFOLIO HOLDINGS INFORMATION	50
DETERMINATION OF NET ASSET VALUE	50
DIVIDENDS, DISTRIBUTIONS, AND TAXES	51
PORTFOLIO TRANSACTIONS AND BROKERAGE	53
PROXY VOTING PROCEDURES	54
PAYMENTS TO FINANCIAL INTERMEDIARIES	55
GENERAL INFORMATION	55
FINANCIAL STATEMENTS	57
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	58

FUND HISTORY

The RBB Fund Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on August 29, 2014. The Trust’s Amended and Restated Agreement and Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest (each of which is a separate mutual fund) and separate classes of such series. Upon liquidation, shareholders of a series of the Trust are entitled to share pro rata in the net assets of such series available for distribution to shareholders. Expenses attributable to any series of the Trust are borne by that series.

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series. The Trust’s series may hold special meetings of shareholders to elect or remove Trustees of the Trust, change fundamental policies, approve a management contract, or for other purposes. The Trust’s series will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. The Trust does not normally hold annual meetings of shareholders. This SAI pertains to the shares representing interests in the Fund.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed for trading on [NYSE Arca], Inc. (the “Exchange”), and the Fund trades on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”).

Investment Policies and Practices

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Affiliated Fund Risk. When the Adviser invests Fund assets in other investment companies, including ETFs, (collectively, “Underlying Funds”) that are also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in Underlying Funds sponsored or managed by others. This conflict of interest may be amplified when an Underlying Fund has low assets.

Allocation Risk. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset Class Risk. The securities and other assets in the Fund’s portfolios may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance in comparison to the general financial markets, depending on a number of factors, including, but not limited to, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investments linked to commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity futures contracts may experience large losses. The value of instruments linked to commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. Trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

Common Stock Risk. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Counterparty Risk. Some of the derivatives entered into by the Fund will not be traded on an exchange and instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. If the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. When the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Cryptocurrency Investments. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Bitcoin cash or BCH, an alternative software implementation of bitcoin, is very similar to bitcoin, but operates on a separate Blockchain and has the ability to process transactions more quickly than the bitcoin network. The Fund may invest indirectly in bitcoin cash through a Delaware statutory trust, Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to digital commodities. Grayscale Bitcoin Trust offers shares on a periodic basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act.

In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which can be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin cash could drop precipitously (including to zero) for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the bitcoin cash network or a change in user preference to competing cryptocurrencies. The Fund’s exposure to cryptocurrency can result in substantial losses to the Fund.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

Cryptocurrencies trade on exchanges, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These exchanges can cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.

Factors affecting the further development of cryptocurrency include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

In particular, regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in cryptocurrency. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the Securities and Exchange Commission, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce non-qualifying income. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, the Sub-Advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, or the Adviser.

Derivatives Risk. The Fund may invest in derivative instruments that give exposure to equities, such as futures contracts, including futures contracts of U.S. indices. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. As of the date of this Statement of Additional Information, the Fund has adopted and implemented written policies and procedures reasonably designed to manage the Fund's derivatives risk and ensure compliance with Rule 18f-4. The Fund may employ leverage to the full extent permitted in compliance with Rule 18f-4.

With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. Each Underlying Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which an Underlying Fund may engage in derivative transactions could limit or prevent the Underlying Fund from using certain instruments.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Certain Investment Techniques and Derivatives Risks. When the Adviser uses investment techniques such as futures contracts, an investment in the Fund may be more volatile than investments in other mutual funds or ETFs. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Underlying Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Underlying Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Underlying Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Fund may reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures are employed by the Fund, the Fund will limit such investments in commodity futures to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

Economic and Market Events Risk. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund's investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund's inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund's performance, and cause losses on your investment in the Fund.

The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Equity Securities Risk. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund and Underlying Funds to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small-Cap and Mid Cap Stocks. The Fund and Underlying Funds may invest in securities of companies with small- and mid-size capitalizations which tend to be riskier than securities of companies with large capitalizations. This is because small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on small- and mid-cap stocks are frequently negligible. Moreover, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for small-cap securities may be thinly traded and as a result, greater fluctuations in the price of small-cap securities may occur.

ETF Risk. The Fund may hold shares of other open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Fixed Income Securities Risk. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund invests primarily in investment grade fixed income securities that are rated as low as Baa by Moody’s Investors Service or BBB by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or the Sub-Advisers to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below those credit ratings after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Floating Rate Securities Risk. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. In a falling interest rate environment, the coupon on floating rate securities will generally decline, causing a reduction in the fund’s income. A floating rate security’s coupon rate resets periodically according to the terms of the security. In a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay decreasing the value of the security.

Foreign Investment Risk. The Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary, whereas an unsponsored facility is established by the depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depositary of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities and other foreign investments involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Foreign Securities Risk. The Fund may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts, Global Depositary Receipts and Non-Voting Depositary Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, they may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Funds’ total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks. The Fund may also elect to not hedge against the effects of changes in foreign exchange rates.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Non-Voting Depositary Receipts (“NVDRs”) are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from shareholders. Investments in NVDRs involve certain risks unique to foreign investments. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement ("TCA") on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Funds' investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invest in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do no pay dividends unlike the stocks upon which they are based.

High Yield Securities Risk. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. Therefore, the Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

Index Related Risk. The performance information for the Fund’s index is hypothetical and backtested and is not that of any investment product or strategy. Backtested index results are inherently limited. Potential risks include but are not limited to: data risks (including cleanliness of data), validity of assumptions, hindsight bias, incorrect model, inappropriate usage of the model, and hardware and software bugs. In addition, an index of privately offered securities requires assumptions that the offerings were available at the time of investment and sufficient capacity existed to make an equally weighted investment in each position, and have other limitations, such as not taking into account the fees and costs associated with making private investments. Unlike indices that track the performance of publicly traded securities, the index is designed to estimate the performance of certain privately issued equity securities. Such private securities do not trade in a marketplace and are not exchange-listed, and there is limited public data available about their valuation.

There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified by the index provider or the Adviser, for a period of time or at all, which may have an adverse impact on the Fund. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the index to vary from its normal or expected composition. In the event that the index data is no longer available to the Adviser for other reasons, the Fund would no longer be able to seek to invest in the components of such index as they change, and would need to adopt a different index or otherwise adjust its investment objective, which could have a negative impact on the Fund’s performance.

The Fund’s performance may diverge from that of the index. This may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by the Fund, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains, acceptance of custom baskets, changes to the index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s performance may also diverge from that of the index because the Fund incurs fees and expenses, while the index does not.

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to shareholders. As inflation increases, the real value of the Fund’s Shares and distributions on those Shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Shares. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and the value of the Shares.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, the Fund may be subject to a greater risk of rising interest rates.

In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable, and some parts of the market are subject to dislocations.

If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity. In recent years, the Federal Reserve began implementing increases to the federal funds interest rate and there may be further rate increases. As the federal funds rate rises, interest rates across the financial system also may rise. To the extent interest rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions fails to qualify for tax-deferred treatment or are made by a corporation who does not electe the special deemed-sale status for the contribution, then the Fund can face negative tax consequences and become liable for additional taxes than it otherwise would have.

Investments in Underlying Funds Risk. The Fund’s investment in shares of Underlying Funds subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of such Underlying Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses. Since the Fund invests in the Underlying Funds,the Fund’s investment performance and risks are likely to be directly related to those of their Underlying Funds. The Fund’s NAV will change with changes in the value of its Underlying Funds and other assets that such Fund holds. The shares of an Underlying Fund may trade at a premium or discount to the Underlying Fund’s NAV. Investors in the Fund will indirectly bear the expenses charged by the Underlying Funds, and an investment in the Fund may entail more expenses than a direct investment in an Underlying Fund.

Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.

Large Capitalization Companies Risk. The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Large Shareholder Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Leverage Risk. The Fund’s use of options, swaps, or other derivative instruments will have the economic effect of financial leverage. The use of leverage by the Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund’s NAV or total return.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

Management Risk. As an actively managed investment portfolio, the Fund is subject to decisions made by the Adviser. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Adviser carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Adviser’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Model Portfolio and Management Risk. Like all quantitative analysis, the investment models utilized by the Adviser carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Adviser’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses.

New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Advisers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Options Risk

Buying or Purchasing Options Risk. Buying options is a speculative activity and entails greater than ordinary investment risks. Many factors influence the price of an option, including the price of the reference asset, the time to expiration, the strike price, interest rates, and the dividend on the reference asset. As a result, the Fund’s investment returns can be impacted by many variables outside the Adviser’s direct control, and as those various factors fluctuate, the value of a purchased option can fluctuate by meaningful amounts. Additionally, in the event the reference price is not above the strike price for a call option or below the strike price for a put option at expiry, the option will expire worthless and the Fund will lose its invested premium. Furthermore, the value of the option may be lost if the Adviser fails to exercise such an option at or prior to its expiration. Although the potential for loss may be limited to the amount of premium paid, the value of your investment in the Fund could decline significantly without warning.

Selling or Writing Options Risk. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The Fund will incur a loss as a result of writing (selling) options (also known as a short option position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position or exits the option. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses, including advisory fees, if it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, ETFs and other investment companies. Each investment company has its own investment risks, and those risks can affect the value of the investment companies’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any investment company will be achieved. An investment company may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such investment companies at a time that is unfavorable to the Fund. In addition, one investment company may buy the same securities that another investment company sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

Performance Deviation Risk. Because of the Adviser’s timing of investing the Fund’s portfolio, there may be risk with respect to correlation of the Fund’s performance with the performance of the model portfolio. The Fund’s portfolio may from time to time deviate from the model portfolio. Further, the timing of cash flows for the Fund, changes in the model portfolio, the weightings of the securities included in the model portfolio in the Fund and the effect of expenses applicable to the Fund which are not applicable to the model portfolio also may cause the Fund’s performance to deviate from the performance of the model portfolio. If the Adviser does not invest the Fund in securities of the model at same time and in the same weights, there may be a deviation in the Fund’s performance.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective, and could increase the operating expenses of the Fund.

REIT and Real Estate Risk. REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements may be considered borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Rolling Futures Contracts Risk. The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration but instead intends to “roll” its futures positions. When the market for the Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contract is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Sector Risk. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory, financial or geopolitical developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investments in particular sectors, the Fund may have increased exposure to price movement of securities in those sectors.

Consumer Goods and Services Companies Risk. Many consumer goods and services companies (“consumer companies”) rely heavily on disposable household income and consumer spending and may be impacted by social trends, marketing campaigns, demographic shifts and other factors affecting consumer preferences and demand. In addition, damage to a brand or a reputation crisis can have a substantial adverse impact on consumer companies.

Certain consumer companies, such as those providing discretionary goods or services, may depend more on business cycles, overall economic conditions and consumer confidence. Many consumer goods and services are subject to government regulation and the related compliance costs, and consumer companies also face the risk of product liability claims. Consumer companies also may be adversely affected by volatility in commodity prices, supply chain disruptions and labor shortages.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

Industrial Companies Risk. Industrial companies face a number of risks, including supply chain and distribution disruptions, business interruptions, third-party vendor risks, cyber attacks, trade disputes, product recalls, liability and environmental damage claims, scarcity of materials or parts, excess capacity, changes in consumer preferences, and volatility in commodity prices and currencies. The products of industrial companies may face obsolescence due to technological developments and new product introduction. Furthermore, changes in trade restrictions and tariffs as well as broader geopolitical developments could adversely affect industrial companies. These companies also may be significantly affected by domestic and international economic conditions, legislative and regulatory changes, and labor relations. Industrial companies may depend on public or private sector financing, which may become difficult to obtain due to government spending constraints or reduced availability of capital. Such companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Metals Sector Risk. To the extent the Fund invests in the materials sector, its performance may in part be linked to the daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, gold, silver and zinc. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.

Securities Lending Risk. The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Short Position Risk. The Fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the Fund's assets and presents various risks. If the price of the asset, instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

Stock Market Risk. Underlying investment companies in which the Fund may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, war, natural disasters, terrorism, conflicts and social unrest may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes, but that employ different investment styles.

Swap Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Underlying Funds Risk. The Fund may invest in shares of registered, closed-end or open-end investment companies and ETFs. Investments in ETFs are subject to the risks of the securities in which those investment companies invest. Your cost of investing in the Fund, as a fund that invests in Underlying Funds, may be higher than the cost of investing in a fund that only invests directly in individual securities. Fund shareholders will indirectly pay a portion of the operating costs of the Underlying Funds in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its NAV; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

U.S. Government Obligations Risk. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund or an Underlying Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund or an Underlying Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s or an Underlying Fund’s shares.

Inflation-Protected Securities. The Fund or an Underlying Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund or an Underlying Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an Underlying Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

U.S. Treasury Market Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price their Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

Volatility Risk. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Non-Principal Investment Policies and Risks

Artificial Intelligence. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Asset-Backed Securities Risk. Investments in asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Cash Position Risk. The Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser or Twin Oak will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that the Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Credit Risk. Issuers or guarantors of debt instruments or the counterparty to a repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

Issuers or guarantors of debt instruments or the counterparty to a repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

A security issuer’s default on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it assumes a credit risk of the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing the Fund to suffer a loss. A counterparty’s default on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

If the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, but they are not guaranteed against price movements due to changing interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Funds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available of an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Floating Rate Securities Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed securities of the same maturity. The interest rate for a floating rate security resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. In addition, benchmark interest rates may not accurately track market interest rates.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither the existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. Exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Forwards Risk. Forward contracts are individually negotiated and privately traded, so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Illiquid Securities Risk. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Income Risk. The Fund’s income may decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Loans Risk. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Money Market Securities. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund’s objective. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund or an Underlying Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund or an Underlying Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RIC Compliance Risk. The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents). In the event that the rating on a security held in an Underlying Fund’s portfolio is downgraded by a rating service, such action may be considered by the Underlying Fund’s investment adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Fund’s investment adviser’s ability to accurately value such securities and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market. New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, an Underlying Fund may need to monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so an Underlying Fund can meet redemption requests.

Risk Considerations of Medium Grade Securities. Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Special Situation Companies. The Fund or an Underlying Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or the Underlying Fund’s investment adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund or an Underlying Fund may invest in securities (even if not Special Situations) which, in the opinion of its investment adviser, are appropriate investments for the Fund or Underlying Fund, including securities which the investment adviser believes are undervalued by the market. The Fund and Underlying Funds are not required to invest any minimum percentage of their aggregate portfolio in “Special Situations,” nor are they required to invest any minimum percentage of their aggregate portfolio in securities other than “Special Situations.”

Tax Risk. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares. Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.	Purchase securities of one or more issuers conducting their principal business activity in the same industry or group of industries, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Acquire any illiquid asset if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For purposes of Investment Restriction Number 6, the Fund will look through to the underlying investments of any acquired open-end investment company for purposes of complying with its policy.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s organizational documents. The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of five Independent Trustees and two Interested Trustees. The Board has selected Arnold M. Reichman, an Independent Trustee, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firms and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established seven standing committees - Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has also established an Advisory Board whose members are not “interested persons” of the Trust (as defined in the 1940 Act) and who serve in a consultative capacity to the Board, providing nonbinding advice to the Board regarding the oversight of the affairs of the Trust (each, an “Advisory Board Member”). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Fund, but is not a Trustee, has no power to vote on any matter presented to the Board, and has no power to act on behalf of or otherwise bind the Board, the Trustees or any committee of the Board. The Board appointed Eugene Podsiadlo as an Advisory Board Member effective October 1, 2025.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Trustees, Advisory Board Members, and Executive Officers

The Trustees, advisory board members, and executive officers of the Trust, their ages, business addresses other directorships, if any, and principal occupations during the past five years are set forth in this section.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 1966	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	[●]	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investments Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 1966	Trustee	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	[●]	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 1943	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	[●]	IntriCon Corporation (biomedical device manufacturer)(until 2022); Wilmington Funds (12 portfolios) (registered investment company)(until 2023); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 1948	Chair and Trustee	June 2021 to present	Retired.	[●]	EIP Investment Trust (registered investment company) (until August 2022).

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past 5 Years
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 1960	Trustee	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	[●]	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED TRUSTEES(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 1938	Vice Chair and Trustee	June 2021 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	[●]	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 1960	Trustee	June 2021 to present	Retired.	[●]	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024)
DISINTERESTED ADVISORY BOARD MEMBERS(3)
Eugene Podsiadlo 615 East Michigan Street Milwaukee, WI 53202 1957	Advisory Board Member	October 2025 to present	Since 2023, Senior Advisor and Limited Partner, AI Capital, LLC; since 2020, Senior Advisor and Industry Council Member, Cross Creek Advisors; from February-June 2023, Executive Vice President of Clearbrook, LLC; from 2020-2022, Registered Securities Principal and Representative, March Capital.	N/A	Alpha Healthcare Acquisition Corp III (2021-2023); Esoterica Thematic Trust (2020-2021).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 1959	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike Chadds Ford, PA 19317 1962	Chief Compliance Officer	June 2021 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2004, Chief Compliance Officer of The RBB Fund, Inc.; from 2009 to 2022, President of The RBB Fund, Inc.; from 2021 to 2022, President of The RBB Fund Trust.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 1960	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Inc.; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 1974	Director of Marketing & Business Development	June 2021 to present	Since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.	N/A	N/A
Thomas M. Reynolds 615 East Michigan Street Milwaukee, WI 53202 1960	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of The RBB Fund Inc.; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CFO of Stone Harbor Investment Partners LP	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 1982	Assistant Treasurer	June 2021 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 1971	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 1988	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Services.	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 1979	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees [●] portfolios of the fund complex, consisting of the series in the Trust ([●] portfolios) and in The RBB Fund, Inc. ([●] portfolios).

(1)	Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)	Messrs. Sablowsky and Shea are considered “interested persons” of the Trust as that term is defined in the 1940 Act and are referred to as “Interested Trustees.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Trustee” of the Trust by virtue of his position on the board of Barclays Bank plc, a multinational bank.

(3)	A Disinterested Advisory Board Member is an Advisory Board Member that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Trustees. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened [•] times during the fiscal year ended August 31, 2026.

Contract Committee. The Board has a Contract Committee comprised of an Interested Trustee and two Independent Trustees. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Trust. The Contract Committee convened [•] times during the fiscal year ended August 31, 2026.

Executive Committee. The Board has an Executive Committee comprised of an Interested Trustee and three Independent Trustees. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Trust when the Board is not in session. The Executive Committee convened [•] time during the fiscal year ended August 31, 2026.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Trustees. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Trustees of the Trust. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Trust’s Secretary. The Nominating and Governance Committee convened [•] times during the fiscal year ended August 31, 2026.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Trustees and two Independent Trustees. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Trust. The Product Development Committee met [•] times during the fiscal year ended August 31, 2026.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Trustees and two Independent Trustees. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Trust. The Regulatory Oversight Committee met [•] times during the fiscal year ended August 31, 2026.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Trustees and two officers of the Trust. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee met [•] times during the fiscal year ended August 31, 2026.

Risk Oversight

The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Trust’s investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer (“CCO”). The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Trust is the responsibility of the Trust’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Trust’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Trust’s investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firms to ensure that the Trust’s respective audit scopes include risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustee and Advisory Board Member Ownership of Shares of the Trust

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all of the portfolios of the Trust and The RBB Fund, Inc. (together, the “Fund Complex”) (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of December 31, 2025, including the amounts through the deferred compensation plan.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INDEPENDENT TRUSTEES
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	$50,001-$100,000
Nicholas A. Giordano	None	$50,001-$100,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	Over $100,000
INTERESTED TRUSTEES
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
DISINTERESTED ADVISORY BOARD MEMBERS
Eugene Podsiadlo(2)	None	$10,001-$50,000

(1)	The Fund had not commenced operations prior to the date of this SAI.

(2)	Mr. Podsiadlo is not a Trustee. He was appointed as an Advisory Board Member effective October. 1, 2025.

Trustees’, Advisory Board Members’ and Officers’ Compensation

Effective January 1, 2026, the Fund Complex, based on an allocation formula, pays each Trustee and Advisory Board Member a retainer at the rate of $265,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2025, through December 31, 2025, the Fund Complex, based on an allocation formula, paid each Trustee and Advisory Board Member a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $25,000 for his services. The Chair of the Board received an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $50,000 per year for his services in this capacity.

Trustees are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust, and such compensation is determined by the Board. For the fiscal year ended August 31, 2026, Vigilant Compliance, LLC received [$1,060,000] in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2026, Vigilant Compliance, LLC did not receive any fees from the Fund because the Fund had not commenced operations prior to the date of this SAI. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer, and Assistant Secretary, and are compensated for services provided. For the fiscal year ended August 31, 2026, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, Director of Marketing & Business Development, Assistant Treasurer, and Assistant Secretary received compensation from the Fund and the Fund Complex in the following amounts:

Name of Trustee/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Trustees or Officers
Independent Trustees:
Gregory P. Chandler, Trustee	None	N/A	[$406,250]
Lisa A. Dolly, Trustee	None	N/A	[$363,750]
Nicholas A. Giordano, Trustee	None	N/A	[$369,250]
Arnold M. Reichman, Trustee and Chair	None	N/A	[$476,750]
Martha A. Tirinnanzi, Trustee	None	N/A	[$336,000]
Interested Trustees:
Robert Sablowsky, Trustee and Vice Chair	None	N/A	[$466,750]
Brian T. Shea, Trustee	None	N/A	[$380,500]
Disinterested Advisory Board Members:
Eugene Podsiadlo(2)	None	N/A	[$0]
Officers:
Steven Plump, President	None	N/A	[$424,750]
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	None	N/A	[$546,000]
Craig Urciuoli, Director of Marketing & Business Development	None	N/A	[$434,750]
Thomas M. Reynolds, Assistant Treasurer and Assistant Secretary	None	N/A	[$200,000]

(1)	The Fund had not commenced operations prior to the date of this SAI.

(2)	Mr. Podsiadlo began serving as an Advisory Board Member effective October 1, 2025.

Each compensated Trustee is entitled to participate in the Trust’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of one or more of the portfolios of the Trust. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2025, the Independent Trustees and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Trustee Emeritus Program

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Trustee or as a director of The RBB Fund, Inc., may, in the sole discretion of the Nominating and Governance Committee of the Trust (“NGC”), be recommended to the full Board to serve as Trustee Emeritus.

A Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Trustee. Effective January 1, 2026, a Trustee Emeritus can receive an annual fee in an amount up to 50% of the annual base compensation paid to a Trustee in effect at the time such Trustee Emeritus was first appointed Trustee Emeritus. Compensation will be determined annually by the NGC and the Board with respect to each Trustee Emeritus. In addition, a Trustee Emeritus will be reimbursed for certain expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Trustee Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Trustees at reasonable times as requested. However, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Trustee Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Trustee Emeritus of the Trust. Effective January 2025, Robert Straniere serves as a Trustee Emeritus of the Trust.

For the fiscal year ended August 31, 2026, Julian Brodsky and Robert Straniere received compensation for their roles as a Trustee Emeritus in the following amounts:

Trustee Emeritus	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Julian Brodsky	$0	N/A	N/A	[$106,250]
Robert Straniere	$0	N/A	N/A	[$84,375]

(1)	The Fund had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

The Trust, Adviser and the Sub-Advisers have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Fund. No principal shareholder information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Because the Fund had not commenced operations prior to the date of this SAI, the Trustees and officers of the Trust as a group owned none of the outstanding Shares of each of the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Investment Advisory Agreement

Twin Oak ETF Company (“Twin Oak”) serves as the investment adviser to the Fund. The Adviser is a Delaware company, located at 888 Worchester Street, Suite 200, Wellesley, Massachusetts 02482. Twin Oak is a SEC-registered investment adviser formed in 2023 and is majority owned by Twin Oak Holdings LP.

The Adviser provides investment advisory services to the Fund including portfolio management, product development, sales support and risk management pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund will pay the Adviser and the Adviser will accept as full compensation a fee, computed daily and payable monthly, at the annual rate of [●]%.

For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. During the term of the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement. In addition, for no additional compensation, the Adviser will pay all of the other operating expenses of the Fund, excluding (i) its advisory fees payable under the Advisory Agreement, (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Adviser has voluntarily agreed to waive its management fee in order to limit the management fee to []%. The Adviser may not recoup waived management fees. The Adviser may discontinue this arrangement at any time upon a 30-day written notice to shareholders.

No information about advisory fees paid by the Fund to the Adviser is provided because the Fund had not commenced operations prior to the date of this SAI.

Investment Sub-Advisory Agreement

Park Edge Advisors, LLC a Ohio limited liability company located at 2360 W 11th St., Cleveland, Ohio 44113, serves as an investment sub-adviser to the Fund. PEA is an SEC-registered investment adviser formed in 2022 and is owned by its five co-founding partners, of which Richard Lowrie and Todd Kalish hold controlling interests.

PEA provides a discretionary investment management to the Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and PEA. After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the (1) approval of the Board, or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For its services, PEA is entitled to a fee from the Adviser.

The Sub-Advisory Agreement provides that PEA shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties. The Adviser and PEA each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys’ fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under the Sub-Advisory Agreement, or reckless disregard of the obligations and duties under the Sub-Advisory Agreement.

Investment Sub-Advisory Agreement

Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as an investment sub-adviser to the Fund. ETC is an SEC-registered investment adviser formed in 2008 and is majority owned by Cottonwood ETF Holdings LLC.

ETC provides trading and execution services to the Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and ETC. After the initial two year-term, the Sub-Advisory Agreement may be continued in effect from year to year with the (1) approval of the Board, or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For its services, ETC is entitled to a fee from the Adviser.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys’ fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under the Sub-Advisory Agreement, or reckless disregard of the obligations and duties under the Sub-Advisory Agreement.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Description of Compensation. [Each portfolio manager receives a fixed salary and potential discretionary bonus compensation.] Mr. Wainwright, who is an owner of Twin Oak through holding companies, may receive additional compensation based on the profitability of the overall business. Mr. Lowrie, who is an owner of PEA through a single member limited liability company, may receive additional compensation based on the profitability of the overall business.

Other Accounts. In addition to the Fund, the portfolio managers are jointly responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of [●], 2026.

Portfolio Managers;	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Richard Lowrie
● Registered Investment Companies	[●]	[●]	[●]	[●]
● Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
● Other Accounts	[●]	[●]	[●]	[●]
Zachary Wainwright
● Registered Investment Companies	[●]	[●]	[●]	[●]
● Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
● Other Accounts	[●]	[●]	[●]	[●]
Greg Stoner
● Registered Investment Companies	[●]	[●]	[●]	[●]
● Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
● Other Accounts	[●]	[●]	[●]	[●]

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, a portfolio manager who manages multiple funds is presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Fund, the Adviser or ETC determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

●	The appearance of a conflict of interest may arise where the Adviser or a Sub-Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities may be to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, the Sub-Advisers and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Securities Ownership. The portfolio managers did not own any shares of the Fund as no shares of the Fund were outstanding prior to the date of this SAI.

UNDERWRITER

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter with respect to the creation and redemption of Creation Units of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor will review all orders for the purchase and redemption of Creation Units by authorized participants who have executed an Authorized Participant Agreement with the Distributor and transfer agent/index receipt agent. The Distributor will also make available copies of the Prospectus to purchasers of Creation Units and, upon request, the SAI and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION AND SERVICE PLAN

As stated in the Fund’s Prospectus, the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 with respect to shares of the Fund. However, no 12b-1 fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 fee at this time. Additionally, the Plan may not be implemented without further Board approval. Pursuant to the Plan, the Fund may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Any amendment to increase materially the costs under the Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Plan is in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Trust, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. APs will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at https://twinoaketfs.com.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser, as the Fund’s valuation designee, as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Dividends, Distributions, and Taxes

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

While the Fund does not expect to generate income, to the extent any net investment income is received (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) or net capital gains are realized (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), the Fund intends to pay such dividends and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes - General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code, the regulations issued under it, and court decisions and administrative interpretations, each as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included therein and herein, and any such changes or decisions may be retroactive. The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (i.e. net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and the Fund does not satisfy the 90% distribution requirement described above, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a regulated investment company. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

Exchange of Stocks and Securities for Shares

Certain initial investors in the Fund may be permitted to contribute a diversified portfolio of stocks and securities to the Fund in exchange for shares of the Fund, in a transaction that is expected to qualify as a tax-deferred contribution under Section 351 of the Code. If the foregoing transaction does not meet the requirements of Section 351 of the Code, contributing shareholders would recognize gain or loss based on the difference between the value of the Fund shares that they receive and their basis in the stocks and securities that they exchange for Fund shares. Assets received by the Fund in a tax-deferred contribution under Section 351 may have a lower basis than if the Fund acquired such assets for cash, which could increase future gain of the Fund on a taxable disposition of such assets.

State and Local Taxes

Although the Fund intends to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Adviser has engaged ETC to perform certain responsibilities with respect to portfolio transactions and brokerage, as described below. On a daily basis, ETC may trade portfolio securities on behalf of the Fund, and may select broker-dealers to execute purchase and sale transactions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

In addition, the Adviser or ETC may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated by the Adviser or ETC in a manner that it deems equitable to, and consistent with its fiduciary obligations to, each participant under the circumstances. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund because the joint execution of orders could adversely affect the price or volume of the security that the Fund may obtain. The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and ETC believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser and ETC from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and ETC rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Fund’s policies, the Adviser and ETC conducts trades on behalf of the Fund and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or ETC may face a potential conflict of interest if it were to use client trades to obtain brokerage or research services. This conflict exists because the Adviser or ETC is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser or ETC’s expenses to the extent that the Adviser or a Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) of the Exchange Act permits the Adviser or ETC to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser or a Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or ETC, including the Fund, effectively cross subsidizing the other accounts managed by the Adviser or ETC that benefit directly from the product. The Adviser or ETC may not necessarily use all of the brokerage or research services in connection with managing a fund whose trades generated the soft dollars used to purchase such products. The Adviser and ETC does not currently use Fund assets for, or participate in, third-party soft dollar arrangements or receive proprietary research from full service brokers. The Adviser and ETC also do not “pay up” for the value of any such proprietary research. If, in the future, the Adviser or ETC were to obtain brokerage and research services from broker-dealers, it would do so in arrangements that are consistent with Section 28(e) of the Exchange Act.

No brokerage commission information is provided since the Fund had not commenced operations prior to the date of this SAI.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Adviser has delegated authority to vote proxies for the portfolio securities held by the Funds to ETC.

In exercising its voting obligations, ETC is guided by its general fiduciary principles. ETC must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. ETC will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

ETC has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations to ETC on the voting of proxies relating to securities held by the Fund. ETC has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on ETC’s general voting policies. ETC’s use of the ISS Proxy Voting Guidelines is not intended to constrain ETC’s consideration of any proxy proposal, and there may be times when ETC deviates from the ISS Proxy Voting Guidelines. The ISS Proxy Voting Guidelines are subject to change at the discretion of ISS and may be found at issgovernance.com. Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, on the Funds’ website at https://twinoaketfs.com or by accessing the SEC’s website at www.sec.gov.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

[●] is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the Fund’s financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian, the Distributor and the Administrator are affiliates.

No administration fee information is provided since the Fund had not commenced operations prior to the date of this SAI.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

As the Fund had not commenced operations prior to the date of this SAI, there are no financial statements available at this time. Shareholders of the Fund will be informed of their Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means a time-frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings and ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term credit ratings provide opinions on risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt, securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(1)	Certificate of Trust(1)

	(2)	Amended and Restated Agreement and Declaration of Trust dated October 21, 2015(2)

	(3)	Certificate of Amendment to Certificate of Trust(6)

(b)		Bylaws, as amended(5)

(c)		Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws

(d)		Investment Advisory Agreement Contracts

	(1)	Investment Advisory Agreement (Penn Capital Funds) between the Registrant and Penn Capital Management Company, LLC (17)

	(2)	Form of Expense Limitation Agreement (Penn Capital Funds) between the Registrant and Penn Capital Management Company, LLC(16)

	(3)	Investment Advisory Agreement (P/E Global Enhanced International Fund) between the Registrant and P/E Global LLC(11)

	(4)	Expense Limitation Agreement (P/E Global Enhanced International Fund) between the Registrant and P/E Global LLC(11)

	(5)	Investment Advisory Agreement (Torray Fund) between the Registrant and Torray Investment Partners LLC (f/k/a Torray LLC)(11)

	(6)	Expense Limitation Agreement (Torray Fund) between the Registrant and Torray Investment Partners LLC (f/k/a Torray LLC)(11)

	(7)	Investment Advisory Agreement (Longview Advantage ETF) between the Registrant and Hill Investment Group Partners, LLC d/b/a Longview Research Partners(26)

	(8)	Form of Expense Limitation Agreement (Longview Advantage ETF) between the Registrant and Hill Investment Group Partners, LLC d/b/a Longview Research Partners(23)

	(9)	Investment Advisory Agreement (First Eagle ETFs) between the Registrant and First Eagle Investment Management, LLC(14)

	(10)	Investment Sub-Advisory Agreement (First Eagle ETFs) among Registrant, First Eagle Investment Management, LLC, and Exchange Traded Concepts, LLC(14)

(11)	Expense Limitation Agreement (First Eagle ETFs) between Registrant and First Eagle Investment Management, LLC(14)

(12)	Investment Advisory Agreement (Tweedy, Browne Insider + Value ETF) between the Registrant and Tweedy, Browne Company LLC(15)

(13)	Investment Sub-Advisory Agreement (Tweedy, Browne Insider + Value ETF) among Registrant, Tweedy, Browne Company LLC, and Exchange Traded Concepts, LLC(15)

(14)	Investment Advisory Agreement (Advent Convertible Bond ETF) between Registrant and Advent Capital Management, LLC(18)

(15)	Investment Advisory Agreement (Twin Oak Enhanced Credit ETF) between Registrant and Twin Oak ETF Company(19)

(16)	Investment Sub-Advisory Agreement (Twin Oak Enhanced Credit ETF) between Twin Oak ETF Company and Exchange Traded Concepts, LLC(20)

(17)	Expense Limitation Agreement (Twin Oak Enhanced Credit ETF) between Registrant and Twin Oak ETF Company(20)

(18)	Investment Advisory Agreement (Twin Oak Active Opportunities II ETF, Twin Oak Active Opportunities III ETF and Twin Oak Endure ETF) between Registrant and Twin Oak ETF Company(27)

(19)	Investment Sub-Advisory Agreement (Twin Oak Active Opportunities II ETF, Twin Oak Active Opportunities III ETF and Twin Oak Endure ETF) between Twin Oak ETF Company and Exchange Traded Concepts, LLC (20)

(20)	Expense Limitation Agreement (Twin Oak Endure ETF) between Registrant and Twin Oak ETF Company(20)

(21)	Investment Advisory Agreement (MUFG Japan Small Cap Active ETF) between Registrant and Clearbrook Investment Consulting, LLC will be filed by amendment.

(22)	Investment Sub-Advisory Agreement (MUFG Japan Small Cap Active ETF) between Clearbrook Investment Consulting, LLC and Mitsubishi UFJ Trust and Banking Corporation(26)

(23)	Investment Trading Advisory Agreement (MUFG Japan Small Cap Active ETF) between Clearbrook Investment Consulting, LLC and Exchange Traded Concepts, LLC will be filed by amendment.

(24)	Investment Sub-Advisory Agreement (Wayfinder Dynamic U.S. Interest Rate ETF, Wayfinder U.S. Dispersion ETF, Wayfinder Gold ETF, Wayfinder Oil ETF, Wayfinder U.S. Market Better Beta ETF, and Wayfinder Saber ETF) between Gladius Capital Management LP and Vident Advisory, LLC (d/b/a Vident Asset Management)(25)

(25)	Investment Advisory Agreement (Wayfinder Dynamic U.S. Interest Rate ETF, Wayfinder U.S. Dispersion ETF, Wayfinder Gold ETF, Wayfinder Oil ETF, Wayfinder U.S. Market Better Beta ETF, and Wayfinder Saber ETF) between Registrant and Gladius Capital Management LP(25)

(26)	Expense Limitation Agreement (Wayfinder Dynamic U.S. Interest Rate ETF, Wayfinder U.S. Dispersion ETF, Wayfinder Gold ETF, Wayfinder Oil ETF, Wayfinder U.S. Market Better Beta ETF, and Wayfinder Saber ETF) between Registrant and Gladius Capital Management LP(25)

(27)	Addendum No. 1 to Investment Advisory Agreement (Tweedy, Browne International Insider + Value ETF) between the Registrant and Tweedy, Browne Company LLC(24)

(28)	Addendum No. 1 to Investment Sub-Advisory Agreement (Tweedy, Browne International Insider + Value ETF) among Registrant, Tweedy, Browne Company LLC, and Exchange Traded Concepts, LLC(24)

(29)	Addendum No. 1 to Investment Advisory Agreement (Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF and Twin Oak Hedged Opportunities ETF) between Registrant and Twin Oak ETF Company(27)

(30)	Addendum No. 1 to Investment Sub-Advisory Agreement (Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF and Twin Oak Hedged Opportunities ETF) between Twin Oak ETF Company and Exchange Traded Concepts, LLC(27)

(31)	Expense Limitation Agreement (Advent Convertible Bond ETF) between Registrant and Advent Capital Management, LLC(26)

(32)	Investment Advisory Agreement (Longview Advantage Fixed Income ETF and Longview Advantage Real Estate ETF) between the Registrant and Hill Investment Group Partners, LLC d/b/a Longview Research Partners(30)

(33)	Investment Advisory Agreement (Pathfinder Focused Opportunities ETF and Pathfinder Disciplined US Equity ETF) between the Registrant and Opal Capital LLC(31)

(34)	Investment Sub-Advisory Agreement (Pathfinder Focused Opportunities ETF and Pathfinder Disciplined US Equity ETF) between Opal Capital LLC and Vident Asset Management(31)

(35)	Investment Advisory Agreement among Gladius Capital Management LP, Wayfinder Gold Offshore Limited and Wayfinder Oil Offshore Limited(30)

(36)	Investment Advisory Agreement among Gladius Capital Management LP and Wayfinder Oil Offshore Limited(30)

(37)	Investment Advisory Agreement (M.D. Sass Concentrated Value ETF) between the Registrant and M.D. Sass, LLC(34)

(38)	Delegated Services Sub-Advisory Agreement (M.D. Sass Concentrated Value ETF) between M.D. Sass, LLC and Tidal Investments LLC(34)

(39)	Expense Limitation Agreement (Twin Oak Enhanced Fixed Income ETF and Twin Oak Hedged Opportunities ETF) between Registrant and Twin Oak ETF Company(27)

(40)	Expense Limitation Agreement (Longview Advantage Fixed Income ETF and Longview Advantage Real Estate ETF) between the Registrant and Hill Investment Group Partners, LLC d/b/a Longview Research Partners(30)

(41)	Form of Investment Advisory Agreement (The Snowball ETF) between the Registrant and Exchange Traded Concepts, LLC(33)

(42)	Form of Investment Sub-Advisory Agreement (The Snowball ETF) between Exchange Traded Concepts, LLC and Snowball Advisors, LLC(33)

(43)	Addendum No. 2 to Investment Advisory Agreement (Twin Oak Apex Opportunities ETF and Twin Oak Horizons ETF) between Registrant and Twin Oak ETF Company will be filed by amendment.

(44)	Addendum No. 2 to Investment Sub-Advisory Agreement (Twin Oak Apex Opportunities ETF and Twin Oak Horizons ETF) between Twin Oak ETF Company and Exchange Traded Concepts, LLC will be filed by amendment.

(45)	Investment Advisory Agreement (Equity Partners ETF) between the Registrant and Seven Post Investment Office LP(37)

(46)	Investment Sub-Advisory Agreement (Equity Partners ETF) between Seven Post Investment Office LP and Exchange Traded Concepts, LLC(37)

(47)	Expense Limitation Agreement (Equity Partners ETF) between Registrant and Seven Post Investment Office LP(37)

(48)	Expense Limitation Agreement (Twin Oak Strategic Solutions ETF) between Registrant and Twin Oak ETF Company(31)

(49)	Expense Limitation Agreement (Twin Oak Active Opportunities II ETF) between Registrant and Twin Oak ETF Company(32)

(50)	Expense Waiver Agreement (Tweedy, Browne Insider + Value ETF) between Registrant and Tweedy, Browne Company LLC(32)

(51)	Investment Advisory Agreement (Synera Funds Japan Active+ ETF) between the Registrant and Millburn Ridgefield LLC(37)

(52)	Form of Investment Sub-Advisory Agreement (Synera Funds Japan Active+ ETF) between Millburn Ridgefield LLC and Sumitomo Mitsui Asset Management Americas, Inc.(37)

(53)	Investment Sub-Advisory Agreement (Synera Funds Japan Active+ ETF) between Millburn Ridgefield LLC and Twin Oak ETF Company(37)

	(54)	Investment Sub-Advisory Agreement (Synera Funds Japan Active+ ETF) between Millburn Ridgefield LLC and Exchange Traded Concepts, LLC(37)

	(55)	Expense Limitation Agreement (Synera Funds Japan Active+ ETF) between Registrant and Millburn Ridgefield LLC(37)

	(56)	Amended and Restated Investment Advisory Agreement between Millburn Ridgefield LLC and Synera Fund I Ltd.(37)

	(57)	Addendum No. 1 to Investment Advisory Agreement (Polen Dividend Income ETF and Polen International Dividend Income ETF) between the Registrant and Opal Capital LLC(38)

	(58)	Investment Sub-Advisory Agreement (Polen Dividend Income ETF and Polen International Dividend Income ETF) between Opal Capital LLC and Polen Capital Management, LLC(38)

	(59)	Addendum No. 3 to Investment Advisory Agreement (Park Edge Adaptive Risk ETF) between Registrant and Twin Oak ETF Company will be filed by amendment.

	(60)	Addendum No. 3 to Investment Sub-Advisory Agreement (Park Edge Adaptive Risk ETF) between Twin Oak ETF Company and Exchange Traded Concepts, LLC will be filed by amendment.

	(61)	Investment Sub-Advisory Agreement (Park Edge Adaptive Risk ETF) between Twin Oak ETF Company and Park Edge Advisors, LLC will be filed by amendment.

(e)

	(1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC(8)

	(2)	First Amendment to Distribution Agreement between the Registrant and Quasar Distributors, LLC(12)

	(3)	Second Amendment to Distribution Agreement between the Registrant and Quasar Distributors, LLC(7)

	(4)	Third Amendment to Distribution Agreement between the Registrant and Quasar Distributors, LLC(13)

	(5)	Amendment to Distribution Agreement between the Registrant and Quasar Distributors, LLC dated August 31, 2025(24)

	(6)	ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC (10)

	(7)	Amendment to ETF Distribution Agreement dated September 27, 2024(14)

	(8)	Amendment to ETF Distribution Agreement dated January 29, 2025(17)

	(9)	Amendment to ETF Distribution Agreement dated May 15, 2025(21)

	(10)		Amendment to ETF Distribution Agreement dated November 26, 2025(31)

	(11)		Amendment to ETF Distribution Agreement dated March 11, 2026(36)

	(12)		Amendment to ETF Distribution Agreement will be filed by amendment.

(f)			Bonus or Profit Sharing Contracts - Not Applicable

(g)	(1)	(i)	Custody Agreement between the Registrant and U.S. Bank National Association(2)

		(ii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated July 17, 2017(4)

		(iii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated June 24, 2021(5)

		(iv)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated July 22, 2022(8)

		(v)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated December 7, 2022(7)

		(vi)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated December 28, 2022(11)

		(vii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated October 22, 2024(14)

		(viii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated February 21, 2025(17)

		(ix)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated May 16, 2025(21)

		(x)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated June 11, 2025(22)

		(xi)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated September 5, 2025(24)

		(xii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated November 28, 2025(28)

		(xiii)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated January 20, 2026(36)

		(xiv)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated February 23, 2026(36)

		(xv)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association will be filed by amendment.

(h)			Other Material Contracts

	(1)	(i)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC(2)

		(ii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 17, 2017(4)

		(iii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 24, 2021(5)

		(iv)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated September 2, 2021(8)

		(v)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 1, 2022(8)

		(vi)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 7, 2022(7)

		(vii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 28, 2022(11)

		(viii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated October 22, 2024(14)

		(ix)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 21, 2025(17)

		(x)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 16, 2025(21)

		(xi)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 11, 2025(22)

		(xii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated September 5, 2025(24)

		(xiii)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated November 28, 2025(28)

		(xiv)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 20, 2026(36)

		(xv)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 23, 2026(36)

	(xvi)	Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(2)	(i)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC(2)

	(ii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 17, 2017(4)

	(iii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 24, 2021(5)

	(iv)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 22, 2022(8)

	(v)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 7, 2022(7)

	(vi)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 28, 2022(11)

	(vii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated October 22, 2024(14)

	(viii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 21, 2025(17)

	(ix)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 16, 2025(21)

	(x)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 11, 2025(22)

	(xi)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated September 5, 2025(24)

	(xii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated November 28, 2025(28)

	(xiii)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 20, 2026(36)

	(xiv)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 23, 2026(36)

	(xv)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(3)	(i)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC(2)

	(ii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 17, 2017(4)

	(iii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 24, 2021(5)

	(iv)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated July 1, 2022(8)

	(v)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 7, 2022(7)

	(vi)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated December 28, 2022(11)

	(vii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated October 22, 2024(14)

	(viii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 21, 2025(17)

	(ix)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated May 16, 2025(21)

	(x)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated June 11, 2025(22)

	(xi)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated September 5, 2025(24)

	(xii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated November 28, 2025(28)

	(xiii)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 20, 2026(36)

	(xiv)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated February 23, 2026(36)

	(xv)	Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(4)		Form of Shareholder Servicing Plan(2)

(5)		Fund of Funds Investment Agreement (Tweedy, Browne International Insider + Value ETF)(32)

(i)	(1)	Opinion and Consent of Counsel relating to the Penn Capital Mid Cap Core Fund (formerly, Penn Capital Small/Mid Cap Equity Fund), Penn Capital Special Situations Small Cap Equity Fund (formerly, Penn Capital Small Cap Equity Fund), and Penn Capital Opportunistic High Income Fund (formerly, Penn Capital Opportunistic High Yield Fund)(2)

	(2)	Opinion and Consent of Counsel relating to the Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)(3)

	(3)	Opinion of Counsel relating to the Torray Fund(7)

	(4)	Opinion of Counsel relating to the P/E Global Enhanced International Fund(8)

	(5)	Opinion of Counsel relating to the Longview Advantage ETF(13)

	(6)	Opinion of Counsel relating to the First Eagle ETFs(12)

	(7)	Opinion of Counsel relating to the Tweedy, Browne Insider + Value ETF(15)

	(8)	Opinion of Counsel relating to the Advent Convertible Bond ETF(18)

	(9)	Opinion of Counsel relating to the Twin Oak Enhanced Credit ETF(19)

	(10)	Opinion of Counsel relating to the Twin Oak Active Opportunities II ETF, the Twin Oak Active Opportunities III ETF and the Twin Oak Endure ETF(20)

	(11)	Opinion of Counsel relating to the MUFG Japan Small Cap Active ETF(22)

	(12)	Opinion of Counsel relating to the Wayfinder Dynamic U.S. Interest Rate ETF, the Wayfinder U.S. Dispersion ETF, the Wayfinder Gold ETF, the Wayfinder Oil ETF, the Wayfinder U.S. Market Better Beta ETF, and the Wayfinder Saber ETF(25)

	(13)	Opinion of Counsel relating to Tweedy, Browne International Insider + Value ETF(23)

	(14)	Opinion of Counsel relating to Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF and Twin Oak Hedged Opportunities ETF(27)

	(15)	Opinion of Counsel relating to Longview Advantage Fixed Income ETF and Longview Advantage Real Estate ETF(30)

	(16)	Opinion of Counsel relating to Pathfinder Focused Opportunities ETF and Pathfinder Disciplined US Equity ETF(29)

	(17)	Opinion of Counsel relating to M.D. Sass Concentrated Value ETF (formerly, M.D. Sass Concentrated Equities ETF)(32)

	(18)	Opinion of Counsel relating to The Snowball ETF(33)

	(19)	Opinion of Counsel relating to Twin Oak Apex Opportunities ETF and Twin Oak Horizons ETF(36)

	(20)	Opinion of Counsel relating to Equity Partners ETF(35)

	(21)	Opinion of Counsel relating to Synera Funds Japan Active+ ETF(37)

	(22)	Opinion of Counsel relating to Polen Dividend Income ETF and Polen International Dividend Income ETF(38)

	(23)	Opinion of Counsel relating to Pathfinder Disciplined Midcap Equity ETF will be filed by amendment.

	(24)	Opinion of Counsel relating to Park Edge Adaptive Risk ETF will be filed by amendment.

	(25)	Consent of Counsel is filed herewith.

(j)	(1)	Not applicable.

(k)		Omitted Financial Statements - Not Applicable.

(l)	(1)	Initial Capital Agreement (Penn Capital Funds)(2)

	(2)	Initial Capital Agreement (P/E Global Enhanced International Fund)(9)

	(3)	Initial Capital Agreement (Torray Fund)(7)

	(4)	Initial Capital Agreement (Longview Advantage ETF)(17)

	(5)	Initial Capital Agreement (First Eagle ETFs)(14)

	(6)	Initial Capital Agreement (Tweedy, Browne Insider + Value ETF)(15)

	(7)	Initial Capital Agreement (Advent Convertible Bond ETF)(18)

	(8)	Initial Capital Agreement (Twin Oak Enhanced Credit ETF)(22)

	(9)	Initial Capital Agreement (Twin Oak Endure ETF)(21)

	(10)	Form of Initial Capital Agreement (Twin Oak Active Opportunities II ETF and the Twin Oak Active Opportunities III ETF)(20)

	(11)	Initial Capital Agreement (MUFG Japan Small Cap Active ETF)(22)

	(12)	Initial Capital Agreement (Wayfinder Dynamic U.S. Interest Rate ETF)(25)

	(13)	Initial Capital Agreement (Wayfinder U.S. Dispersion ETF, the Wayfinder Gold ETF, the Wayfinder Oil ETF, the Wayfinder U.S. Market Better Beta ETF, and the Wayfinder Saber ETF) will be filed by amendment.

	(14)	Initial Capital Agreement (Tweedy, Browne International Insider + Value ETF)(23)

	(15)	Form of Initial Capital Agreement (Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, and Twin Oak Hedged Opportunities ETF)(27)

	(16)	Initial Capital Agreement (Longview Advantage Fixed Income ETF and Longview Advantage Real Estate ETF) will be filed by amendment.

	(17)	Initial Capital Agreement (Pathfinder Focused Opportunities ETF and Pathfinder Disciplined US Equity ETF)(29)

	(18)	Initial Capital Agreement (M.D. Sass Concentrated Value ETF)(36)

	(19)	Form of Initial Capital Agreement (The Snowball ETF)(33)

	(20)	Form of Initial Capital Agreement (Twin Oak Apex Opportunities ETF and Twin Oak Horizons ETF)(36)

	(21)	Form of Initial Capital Agreement (Equity Partners ETF )(35)

	(22)	Initial Capital Agreement (Twin Oak Strategic Solutions ETF)(31)

	(23)	Form of Initial Capital Agreement (Synera Funds Japan Active+ ETF)(37)

	(24)	Initial Capital Agreement (Longview Advantage Fixed Income ETF)(36)

	(25)	Form of Initial Capital Agreement (Polen Dividend Income ETF and Polen International Dividend Income ETF)(38)

	(26)	Initial Capital Agreement (Pathfinder Disciplined Midcap Equity ETF) will be filed by amendment.

	(27)	Initial Capital Agreement (Park Edge Adaptive Risk ETF) will be filed by amendment.

(m)		Rule 12b-1 Plan

	(1)	Plan of Distribution pursuant to Rule 12b-1 (P/E Global Enhanced International Fund - Class A)(8)

	(2)	Plan of Distribution pursuant to Rule 12b-1 (P/E Global Enhanced International Fund - Investor Class)(8)

	(3)	Plan of Distribution pursuant to Rule 12b-1(Twin Oak Active Opportunities II ETF, Twin Oak Active Opportunities III ETF, Twin Oak Enhanced Credit ETF, Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF, Twin Oak Hedged Opportunities ETF, Twin Oak Apex Opportunities ETF, Twin Oak Horizons ETF and Synera Funds Japan Active+ ETF)(37)

	(4)	Plan of Distribution pursuant to Rule 12b-1 (Pathfinder Focused Opportunities ETF, Pathfinder Disciplined US Equity ETF, Polen Dividend Income ETF and Polen International Dividend Income ETF)(38)

	(5)	Plan of Distribution pursuant to Rule 12b-1 (The Snowball ETF)(33)

	(6)	Plan of Distribution pursuant to Rule 12b-1 (Equity Partners ETF)(35)

	(7)	Plan of Distribution pursuant to Rule 12b-1 (Pathfinder Disciplined Midcap Equity ETF) will be filed by amendment.

	(8)	Plan of Distribution pursuant to Rule 12b-1 (Park Edge Adaptive Risk ETF) will be filed by amendment.

(n)		Amended Rule 18f-3 Plan will be filed by amendment.

(o)		Reserved.

(p)		Code of Ethics

	(1)	Code of Ethics of Registrant(36)

	(2)	Code of Ethics of Penn Capital Management Company, LLC(18)

	(3)	Code of Ethics of Foreside Financial Group, LLC(36)

	(4)	Code of Ethics of P/E Global LLC(13)

	(5)	Code of Ethics of Torray Investment Partners(14)

	(6)	Code of Ethics of Hill Investment Group Partners, LLC d/b/a Longview Research Partners(13)

	(7)	Code of Ethics of First Eagle Investment Management, LLC(27)

	(8)	Code of Ethics of Exchange Traded Concepts, LLC(36)

	(9)	Code of Ethics of Tweedy, Browne Company LLC(36)

	(10)	Code of Ethics of Advent Capital Management, LLC(18)

	(11)	Code of Ethics of Twin Oak ETF Company(36)

	(12)	Code of Ethics of Clearbrook Investment Consulting, LLC(22)

	(13)	Code of Ethics of Mitsubishi UFJ Trust and Banking Corporation(36)

	(14)	Code of Ethics of Gladius Capital Management LP(25)

	(15)	Code of Ethics of Vident Advisory, LLC(25)

	(16)	Code of Ethics of Opal Capital LLC(31)

	(17)	Code of Ethics of M.D. Sass, LLC(32)

(18)	Code of Ethics of Tidal Investments LLC will be filed by amendment.

(19)	Code of Ethics of Snowball Advisors, LLC(33)

(20)	Code of Ethics of Seven Post Investment Office LP(35)

(21)	Code of Ethics of Millburn Ridgefield LLC(37)

(22)	Code of Ethics of Sumitomo Mitsui Trust Asset Management Americas, Inc.(37)

(23)	Code of Ethics of Polen Capital Management, LLC(38)

(24)	Code of Ethics of Park Edge Advisors, LLC will be filed by amendment.

(1)	Incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on November 13, 2014.

(2)	Incorporated herein by reference to the Registrant’s Pre-Effective Registration Statement No. 3 on Form N-1A as filed with the SEC via EDGAR on November 18, 2015.

(3)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 6 on Form N-1A as filed with the SEC via EDGAR on July 14, 2017.

(4)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 8 on Form N-1A as filed with the SEC via EDGAR on October 27, 2017.

(5)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 15 on Form N-1A as filed with the SEC via EDGAR on October 29, 2021.

(6)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 16 on Form N-1A as filed with the SEC via EDGAR on August 16, 2022.

(7)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 28 on Form N-1A as filed with the SEC via EDGAR on December 9, 2022.

(8)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 31 on Form N-1A as filed with the SEC via EDGAR on December 15, 2022.

(9)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 32 on Form N-1A as filed with the SEC via EDGAR on December 23, 2022.

(10)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 33 on Form N-1A as filed with the SEC via EDGAR on December 27, 2022.

(11)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 34 on Form N-1A as filed with the SEC via EDGAR on December 30, 2022.

(12)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 39 on Form N-1A as filed with the SEC via EDGAR on December 21, 2023.

(13)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 44 on Form N-1A as filed with the SEC via EDGAR on September 13, 2024.

(14)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 49 on Form N-1A as filed with the SEC via EDGAR on December 13, 2024.

(15)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 50 on Form N-1A as filed with the SEC via EDGAR on December 18, 2024.

(16)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 54 on Form N-1A as filed with the SEC via EDGAR on January 31, 2025.

(17)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 55 on Form N-1A as filed with the SEC via EDGAR on March 14, 2025.

(18)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 56 on Form N-1A as filed with the SEC via EDGAR on April 11, 2025.

(19)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 61 on Form N-1A as filed with the SEC via EDGAR on May 27, 2025.

(20)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 62 on Form N-1A as filed with the SEC via EDGAR on May 30, 2025.

(21)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 63 on Form N-1A as filed with the SEC via EDGAR on June 11, 2025.

(22)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 64 on Form N-1A as filed with the SEC via EDGAR on July 2, 2025.

(23)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 66 on Form N-1A as filed with the SEC via EDGAR on August 25, 2025.

(24)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 67 on Form N-1A as filed with the SEC via EDGAR on October 1, 2025.

(25)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 73 on Form N-1A as filed with the SEC via EDGAR on October 31, 2025.

(26)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 74 on Form N-1A as filed with the SEC via EDGAR on November 21, 2025.

(27)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 75 on Form N-1A as filed with the SEC via EDGAR on December 12, 2025.

(28)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 76 on Form N-1A as filed with the SEC via EDGAR on December 19, 2025.

(29)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 78 on Form N-1A as filed with the SEC via EDGAR on December 23, 2025.

(30)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 79 on Form N-1A as filed with the SEC via EDGAR on December 23, 2025.

(31)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 81 on Form N-1A as filed with the SEC via EDGAR on January 20, 2026.

(32)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 82 on Form N-1A as filed with the SEC via EDGAR on February 4, 2026.

(33)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 87 on Form N-1A as filed with the SEC via EDGAR on March 24, 2026.

(34)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 90 on Form N-1A as filed with the SEC via EDGAR on April 20, 2026.

(35)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 94 on Form N-1A as filed with the SEC via EDGAR on May 11, 2026.

(36)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 99 on Form N-1A as filed with the SEC via EDGAR on June 10, 2026.

(37)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 100 on Form N-1A as filed with the SEC via EDGAR on June 11, 2026.

(38)	Incorporated herein by reference to the Registrant’s Post-Effective Registration Statement No. 101 on Form N-1A as filed with the SEC via EDGAR on July 2, 2026.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Indemnification of Registrant’s Trustees, officers, advisor, distributor, custodian, administrator, transfer agent and accounting services provider against certain stated liabilities is provided for in the following documents:

(a) Section 12 of the Investment Advisory Agreement (Penn Capital Funds) between the Registrant and Penn Capital Management Company, LLC in exhibit (d)(1), as previously filed and incorporated herein by reference.

(b) Section 12 of the Investment Advisory Agreement (P/E Global Enhanced International Fund) between the Registrant and P/E Global LLC in exhibit (d)(3), as previously filed and incorporated herein by reference.

(c) Section 12 of the Investment Advisory Agreement (Torray Fund) between the Registrant and Torray, LLC in exhibit (d)(5), as previously filed and incorporated herein by reference.

(d) Section 12 of the Investment Advisory Agreement (Longview Advantage ETF, Longview Advantage Fixed Income ETF and Longview Advantage Real Estate ETF) between the Registrant and Hill Investment Group Partners, LLC d/b/a Longview Research Partners in exhibits (d)(7) and (d)(32), as previously filed and incorporated herein by reference.

(e) Section 12 of the Investment Advisory Agreement (First Eagle ETFs) between the Registrant and First Eagle Investment Management, LLC in exhibit (d)(9), as previously filed and incorporated herein by reference.

(f) Section 12 of the Investment Advisory Agreement (Tweedy, Browne Insider + Value ETF) between the Registrant and Tweedy, Browne Company LLC in exhibit (d)(12), as previously filed and incorporated herein by reference.

(g) Section 12 of the Investment Advisory Agreement (Advent Convertible Bond ETF) between the Registrant and Advent Convertible Bond ETF in exhibit (d)(14), as previously filed and incorporated herein by reference.

(h) Section 12 of the Investment Advisory Agreement (Twin Oak Enhanced Credit ETF) between the Registrant and Twin Oak ETF Company in exhibit (d)(15), as previously filed and incorporated herein by reference.

(i) Section 12 of the Investment Advisory Agreement (Twin Oak Active Opportunities II ETF, Twin Oak Active Opportunities III ETF, Twin Oak Endure ETF, Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF and Twin Oak Hedged Opportunities ETF) between the Registrant and Twin Oak ETF Company in exhibit (d)(18), as previously filed and incorporated herein by reference.

(j) Section 12 of the Investment Advisory Agreement (Pathfinder Focused Opportunities ETF, Pathfinder Disciplined US Equity ETF, Polen Dividend Income ETF, and Polen International Dividend Income ETF) between the Registrant and Opal Capital LLC in exhibit (d)(33), as previously filed and incorporated herein by reference.

(k) Section 12 of the Investment Advisory Agreement (M.D. Sass Concentrated Value ETF) between the Registrant and M.D. Sass, LLC in exhibit (d)(37), as previously filed and incorporated herein by reference.

(l) Section 12 of the Form of Investment Advisory Agreement (The Snowball ETF) between the Registrant and Exchange Traded Concepts, LLC in exhibit (d)(41), as previously filed and incorporated herein by reference.

(m) Section 12 of the Investment Advisory Agreement (Equity Partners ETF) between the Registrant and Seven Post Investment Office LP, in exhibit (d)(45), as previously filed and incorporated herein by reference.

(n) Section 12 of the Investment Advisory Agreement (Synera Funds Japan Active+ ETF) between the Registrant and Millburn Ridgefield LLC, in exhibit (d)(51) as previously filed and incorporated herein by reference.

(o) Sections 7 and 8 of the Distribution Agreement (Penn Capital Funds) in exhibit (e)(1), as previously filed and incorporated herein by reference.

(p) Sections 9 and 10 of the Distribution Agreement in exhibit (e)(6), as previously filed and incorporated herein by reference.

(q) Article X, Section 10.01 of the Custody Agreement in exhibit (g)(1)(i), as previously filed and incorporated herein by reference.

(r) Section 6 of the Fund Administration Servicing Agreement in exhibit (h)(1)(i), as previously filed and incorporated herein by reference.

(s) Section 8 of the Transfer Agent Servicing Agreement and Exhibit C thereto in exhibit (h)(2)(i), as previously filed and incorporated herein by reference.

(t) Section 9 of the Fund Accounting Servicing Agreement in exhibit (h)(3)(i), as previously filed and incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Advisers

Advent Capital Management, LLC, the investment adviser to the Advent Convertible Bond ETF, is a registered investment advisor. For additional information, please see Advent Capital Management, LLC’s Form ADV (SEC File No. 801-60263), incorporated herein by reference, which sets forth the directors and officers of Advent Capital Management, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Advent Capital Management, LLC and its directors and officers during the past two years.

Clearbrook Investment Consulting, LLC, the investment adviser to the MUFG Japan Small Cap Active ETF, is a registered investment advisor. For additional information, please see Clearbrook Investment Consulting, LLC’s Form ADV (SEC File No. 801-56832), incorporated herein by reference, which sets forth the directors and officers of Clearbrook Investment Consulting, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Clearbrook Investment Consulting, LLC and its directors and officers during the past two years.

Exchange Traded Concepts, LLC, the investment adviser to The Snowball ETF, is a registered investment advisor. For additional information, please see Exchange Traded Concepts, LLC’s Form ADV (SEC File No. 801-70485), incorporated herein by reference, which sets forth the directors and officers of Exchange Traded Concepts,, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Exchange Traded Concepts, LLC and its directors and officers during the past two years.

First Eagle Investment Management, LLC, the investment adviser to the First Eagle Global Equity ETF and First Eagle Overseas Equity ETF, is a registered investment advisor. For additional information, please see First Eagle Investment Management, LLC’s Form ADV (SEC File No. 801-50659), incorporated herein by reference, which sets forth the directors and officers of First Eagle Investment Management, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by First Eagle Investment Management, LLC and its directors and officers during the past two years.

Gladius Capital Management LP, the investment adviser to the Wayfinder Dynamic U.S. Interest Rate ETF, the Wayfinder U.S. Dispersion ETF, the Wayfinder Gold ETF, the Wayfinder Oil ETF, the Wayfinder U.S. Market Better Beta ETF, and the Wayfinder Saber ETF, is a registered investment advisor. For additional information, please see Gladius Capital Management LP’s Form ADV (SEC File No. 801-70841), incorporated herein by reference, which sets forth the directors and officers of Gladius Capital Management LP and information as to any business, profession, vocation or employment of a substantial nature engaged in by Gladius Capital Management LP and its directors and officers during the past two years.

Hill Investment Group Partners, LLC, d/b/a Longview Research Partners, the investment adviser to the Longview Advantage ETF, Longview Advantage Fixed Income ETF, and Longview Advantage Real Estate ETF, is a registered investment advisor. For additional information, please see Hill Investment Group Partners, LLC d/b/a Longview Research Partners’ Form ADV (SEC File No. 801-120176), incorporated herein by reference, which sets forth the directors and officers of Hill Investment Group Partners, LLC d/b/a Longview Research Partners and information as to any business, profession, vocation or employment of a substantial nature engaged in by Hill Investment Group Partners, LLC d/b/a Longview Research Partners and its directors and officers during the past two years.

M.D. Sass, LLC, the investment adviser to the M.D. Sass Concentrated Value ETF, is a registered investment advisor. For additional information, please see M.D. Sass, LLC’s Form ADV (SEC File No. 801-8663), incorporated herein by reference, which sets forth the directors and officers of M.D. Sass, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by M.D. Sass, LLC and its directors and officers during the past two years.

Millburn Ridgefield LLC, the investment adviser to the Synera Funds Japan Active+ ETF, is a registered investment advisor. For additional information, please see Millburn Ridgefield LLC’s Form ADV (SEC File No. 801-60938), incorporated herein by reference, which sets forth the directors and officers of Millburn Ridgefield LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Millburn Ridgefield LLC and its directors and officers during the past two years.

Opal Capital LLC, the investment adviser to the Pathfinder Focused Opportunities ETF, Pathfinder Disciplined US Equity ETF, Polen Dividend Income ETF, and Polen International Dividend Income ETF, is a registered investment advisor. For additional information, please see Opal Capital LLC’s Form ADV (SEC File No. 801-126398), incorporated herein by reference, which sets forth the directors and officers of Opal Capital LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Opal Capital LLC and its directors and officers during the past two years.

P/E Global LLC, the investment adviser to the P/E Global Enhanced International Fund, is a registered investment advisor. For additional information, please see P/E Global LLC’s Form ADV (SEC File No. 801-72133), incorporated herein by reference, which sets forth the directors and officers of P/E Global LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by P/E Global LLC and its directors and officers during the past two years.

Penn Capital Management Company, LLC, the investment adviser to the Penn Capital Short Duration High Income Fund and Penn Capital Special Situations Small Cap Equity Fund, is a registered investment advisor. For additional information, please see Penn Capital Management Company, LLC’s Form ADV (SEC File No. 801-31452), incorporated herein by reference, which sets forth the directors and officers of Penn Capital Management Company, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Penn Capital Management Company, LLC and its directors and officers during the past two years.

Seven Post Investment Office LP, the investment adviser to the Equity Partners ETF, is a registered investment advisor. For additional information, please see Seven Post Investment Office LP’s Form ADV (SEC File No. 801-72411), incorporated herein by reference, which sets forth the directors and officers of Seven Post Investment Office LP and information as to any business, profession, vocation or employment of a substantial nature engaged in by Seven Post Investment Office LP and its directors and officers during the past two years.

Torray Investment Partners LLC, the investment adviser to the Torray Equity Income Fund, is a registered investment advisor. For additional information, please see Torray Investment Partners LLC’s Form ADV (SEC File No. 801-8629), incorporated herein by reference, which sets forth the directors and officers of Torray Investment Partners LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Torray Investment Partners LLC and its directors and officers during the past two years.

Tweedy, Browne Company LLC, the investment adviser to the Tweedy, Browne Insider + Value ETF and Tweedy, Browne International Insider + Value ETF, is a registered investment advisor. For additional information, please see Tweedy, Browne Company LLC’s Form ADV (SEC File No. 801-10669), incorporated herein by reference, which sets forth the directors and officers of Tweedy, Browne Company LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Tweedy, Browne Company LLC and its directors and officers during the past two years.

Twin Oak ETF Company, the investment adviser to the Twin Oak Enhanced Credit ETF, Twin Oak Active Opportunities II ETF, Twin Oak Active Opportunities III ETF, Twin Oak Endure ETF, Twin Oak Enhanced Equity ETF, Twin Oak Enhanced Fixed Income ETF, Twin Oak Global Equity ETF, Twin Oak Strategic Solutions ETF, Twin Oak Hedged Opportunities ETF, Twin Oak Apex Opportunities ETF, and Twin Oak Horizons ETF, is a registered investment advisor. For additional information, please see Twin Oak ETF Company’s Form ADV (SEC File No. 801-130584), incorporated herein by reference, which sets forth the directors and officers of Twin Oak ETF Company and information as to any business, profession, vocation or employment of a substantial nature engaged in by Twin Oak ETF Company and its directors and officers during the past two years.

Item 32. Principal Underwriter.

(a) Quasar Distributors, LLC (“Quasar”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Capital Advisors Growth Fund, Series of Advisors Series Trust

2.	Chase Growth Fund, Series of Advisors Series Trust

3.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust

4.	Edgar Lomax Value Fund, Series of Advisors Series Trust

5.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust

6.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust

7.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust

8.	Huber Large Cap Value Fund, Series of Advisors Series Trust

9.	Huber Mid Cap Value Fund, Series of Advisors Series Trust

10.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust

11.	Huber Small Cap Value Fund, Series of Advisors Series Trust

12.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust

13.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust

14.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust

15.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

16.	PIA BBB Bond Fund, Series of Advisors Series Trust

17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust

18.	PIA High Yield Fund, Series of Advisors Series Trust

19.	PIA MBS Bond Fund, Series of Advisors Series Trust

20.	PIA Short-Term Securities Fund, Series of Advisors Series Trust

21.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust

22.	Poplar Forest Partners Fund, Series of Advisors Series Trust

23.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust

24.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust

25.	Pzena International Value Fund, Series of Advisors Series Trust

26.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust

27.	Pzena Small Cap Value Fund, Series of Advisors Series Trust

28.	Reverb ETF, Series of Advisors Series Trust

29.	Scharf Fund, Series of Advisors Series Trust

30.	Scharf Global Opportunity Fund, Series of Advisors Series Trust

31.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust

32.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust

33.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust

34.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust

35.	The Aegis Funds

36.	Allied Asset Advisors Funds

37.	Angel Oak Funds Trust

38.	Angel Oak Strategic Credit Fund

39.	Barrett Opportunity Fund, Inc.

40.	Brookfield Investment Funds

41.	Buffalo Funds

42.	Cushing® Mutual Funds Trust

43.	DoubleLine Funds Trust

44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)

45.	Ecofin Tax-Advantaged Social Impact Fund, Inc.

46.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions

47.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions

48.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions

49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

50.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions

51.	AAM Transformers ETF, Series of ETF Series Solutions

52.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions

53.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions

54.	Aptus Defined Risk ETF, Series of ETF Series Solutions

55.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions

56.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions

57.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions

58.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions

59.	Blue Horizon BNE ETF, Series of ETF Series Solutions

60.	BTD Capital Fund, Series of ETF Series Solutions

61.	Carbon Strategy ETF, Series of ETF Series Solutions

62.	Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions

63.	ClearShares OCIO ETF, Series of ETF Series Solutions

64.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions

65.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions

66.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions

67.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions

68.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions

69.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions

70.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions

71.	Hoya Capital Housing ETF, Series of ETF Series Solutions

72.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions

73.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions

74.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions

75.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions

76.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions

77.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions

78.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions

79.	Loncar China BioPharma ETF, Series of ETF Series Solutions

80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions

81.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions

82.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions

83.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions

84.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions

85.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions

86.	Opus Small Cap Value ETF, Series of ETF Series Solutions

87.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions

88.	The Acquirers Fund, Series of ETF Series Solutions

89.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions

90.	U.S. Global JETS ETF, Series of ETF Series Solutions

91.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions

92.	US Vegan Climate ETF, Series of ETF Series Solutions

93.	First American Funds, Inc.

94.	FundX Investment Trust

95.	The Glenmede Fund, Inc.

96.	The Glenmede Portfolios

97.	The GoodHaven Funds Trust

98.	Harding, Loevner Funds, Inc.

99.	Hennessy Funds Trust

100.	Horizon Funds

101.	Hotchkis & Wiley Funds

102.	Intrepid Capital Management Funds Trust

103.	Jacob Funds Inc.

104.	The Jensen Quality Growth Fund Inc.

105.	Kirr, Marbach Partners Funds, Inc.

106.	Leuthold Funds, Inc.

107.	Core Alternative ETF, Series of Listed Funds Trust

108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust

109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust

110.	LKCM Funds

111.	LoCorr Investment Trust

112.	MainGate Trust

113.	ATAC Rotation Fund, Series of Managed Portfolio Series

114.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series

115.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series

116.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series

117.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series

118.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series

119.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series

120.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series

121.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series

122.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series

123.	Kensington Active Advantage Fund, Series of Managed Portfolio Series

124.	Kensington Defender Fund, Series of Managed Portfolio Series

125.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series

126.	Kensington Managed Income Fund, Series of Managed Portfolio Series

127.	LK Balanced Fund, Series of Managed Portfolio Series

128.	Muhlenkamp Fund, Series of Managed Portfolio Series

129.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series

130.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series

131.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series

132.	Olstein All Cap Value Fund, Series of Managed Portfolio Series

133.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series

134.	Port Street Quality Growth Fund, Series of Managed Portfolio Series

135.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series

136.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series

137.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series

138.	Reinhart International PMV Fund, Series of Managed Portfolio Series

139.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series

140.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series

141.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series

142.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series

143.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series

144.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series

145.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios

146.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios

147.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios

148.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios

149.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios

150.	Matrix Advisors Funds Trust

151.	Matrix Advisors Value Fund, Inc.

152.	Monetta Trust

153.	Nicholas Equity Income Fund, Inc.

154.	Nicholas Fund, Inc.

155.	Nicholas II, Inc.

156.	Nicholas Limited Edition, Inc.

157.	Oaktree Diversified Income Fund Inc.

158.	Permanent Portfolio Family of Funds

159.	Perritt Funds, Inc.

160.	Procure ETF Trust II

161.	Professionally Managed Portfolios

162.	Prospector Funds, Inc.

163.	Provident Mutual Funds, Inc.

164.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.

165.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.

166.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.

167.	Aquarius International Fund, Series of The RBB Fund, Inc.

168.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.

169.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.

170.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.

171.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.

172.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.

173.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.

174.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.

175.	F/m 6-Month Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

176.	F/m 9-18 Month Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

177.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

178.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

179.	F/m 5-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

180.	F/m 7-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

181.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

182.	F/m 20-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

183.	F/m 30-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

184.	F/m 15+ Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

185.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.

186.	F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.

187.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF, Series of The RBB Fund, Inc.

188.	F/m Ultrashort Tax-Free Municipal ETF, Series of The RBB Fund, Inc.

189.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.

190.	F/m Compoundr U.S. Aggregate Bond ETF of The RBB Fund, Inc.

191.	F/m Compoundr High Yield Bond ETF of The RBB Fund, Inc.

192.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.

193.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.

194.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.

195.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.

196.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.

197.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.

198.	Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.

199.	Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.

200.	Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.

201.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.

202.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.

203.	SGI Enhanced Nasdaq-100 ETF, Series of The RBB Fund, Inc.

204.	SGI Global Equity Fund, Series of The RBB Fund, Inc.

205.	SGI Peak Fund, Series of The RBB Fund, Inc.

206.	SGI Prudent Fund, Series of The RBB Fund, Inc.

207.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.

208.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.

209.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.

210.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.

211.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.

212.	F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.

213.	F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.

214.	F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.

215.	F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.

216.	F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.

217.	F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.

218.	F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.

219.	F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.

220.	F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.

221.	F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.

222.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.

223.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.

224.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.

225.	P/E Global Enhanced International Fund, Series of The RBB Fund Trust

226.	Torray Fund, Series of The RBB Fund Trust

227.	Longview Advantage ETF, Series of The RBB Fund Trust

228.	Longview Advantage Fixed Income ETF, Series of The RBB Fund Trust

229.	First Eagle Global Equity ETF, Series of The RBB Fund Trust

230.	First Eagle Overseas Equity ETF, Series of The RBB Fund Trust

231.	Tweedy, Browne Insider + Value ETF, Series of The RBB Fund Trust

232.	Tweedy, Browne International Insider + Value ETF, Series of The RBB Fund Trust

233.	Advent Convertible Bond ETF, Series of The RBB Fund Trust

234.	Twin Oak Active Opportunities II ETF, Series of The RBB Fund Trust

235.	Twin Oak Active Opportunities III ETF, Series of The RBB Fund Trust

236.	Twin Oak Endure ETF, Series of The RBB Fund Trust

237.	Twin Oak Strategic Solutions ETF, Series of The RBB Fund Trust

238.	Twin Oak Enhanced Equity ETF, Series of The RBB Fund Trust

239.	Twin Oak Enhanced Fixed Income ETF, Series of The RBB Fund Trust

240.	Twin Oak Global Equity ETF, Series of The RBB Fund Trust

241.	Twin Oak Hedged Opportunities ETF, Series of The RBB Fund Trust

242.	Twin Oak Enhanced Credit ETF, Series of The RBB Fund Trust

243.	Twin Oak Apex Opportunities ETF, Series of The RBB Fund Trust

244.	Twin Oak Horizons ETF, Series of The RBB Fund Trust

245.	Wayfinder Dynamic U.S. Interest Rate ETF, Series of The RBB Fund Trust

246.	MUFG Japan Small Cap Active ETF, Series of The RBB Fund Trust

247.	Penn Capital Short Duration High Income Fund, Series of The RBB Fund Trust

248.	Penn Capital Special Situations Small Cap Fund, Series of The RBB Fund Trust

249.	Pathfinder Focused Opportunities ETF, Series of The RBB Fund Trust

250.	Pathfinder Disciplined US Equity ETF, Series of The RBB Fund Trust

251.	Polen Dividend Income ETF, Series of the RBB Fund Trust

252.	Polen International Dividend Income ETF, Series of the RBB Fund Trust

253.	M.D. Sass Concentrated Value ETF, Series of The RBB Fund Trust

254.	The Snowball ETF, Series of The RBB Fund Trust

255.	Equity Partners ETF, Series of The RBB Fund Trust

256.	Synera Funds Japan Active+ ETF, Series of The RBB Fund Trust

257.	RBC Funds Trust

258.	Series Portfolios Trust

259.	Thompson IM Funds, Inc.

260.	TrimTabs ETF Trust

261.	Trust for Advised Portfolios

262.	Barrett Growth Fund, Series of Trust for Professional Managers

263.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers

264.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers

265.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers

266.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers

267.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers

268.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers

269.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers

270.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers

271.	Jensen Quality Value Fund, Series of Trust for Professional Managers

272.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers

273.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers

274.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers

275.	USQ Core Real Estate Fund

276.	Wall Street EWM Funds Trust

(b) The following are the Officers and Manager of Quasar, the Registrant’s underwriter. Quasar’s main business address is 190 Middle Street, Suite 301, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

(c) Not Applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant	The RBB Fund Trust 615 East Michigan Street Milwaukee, Wisconsin 53202
Investment Adviser	Advent Capital Management, LLC 888 Seventh Avenue, 31st Floor New York, New York 10106
Investment Adviser	Clearbrook Investment Consulting, LLC 21 West 46th Street, Suite 1507 New York, New York 10036
Investment Adviser	Exchange Traded Concepts, LLC 10900 Hefner Pointe Drive, Suite 400 Oklahoma City, Oklahoma 73120
Investment Adviser	First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, New York 10105
Investment Adviser	Gladius Capital Management LP 1835 Three Kings Drive, Suite 50 Park City, Utah 84060

Investment Adviser	Hill Investment Group Partners, LLC d/b/a Longview Research Partners 190 Carondelet Plaza, Suite 1475 St. Louis, Missouri 63105
Investment Adviser	M.D. Sass, LLC 55 West 46th Street, Suite 2801 New York, NY 10036
Investment Adviser	Millburn Ridgefield LLC 55 West 46th Street, 31st Floor, New York, New York 10036
Investment Adviser	Opal Capital LLC 5200 Town Center Circle, Suite 305 Boca Raton, Florida 33486
Investment Adviser	P/E Global LLC 75 State Street, 31st Floor Boston, Massachusetts 02109
Investment Adviser	Penn Capital Management Company, LLC Navy Yard Corporate Center 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112
Investment Adviser	Seven Post Investment Office LP One Montgomery Street, Suite 3150 San Francisco, California 94104
Investment Adviser	Torray Investment Partners LLC 7501 Wisconsin Avenue, Suite 750W Bethesda, Maryland 20814
Investment Adviser	Tweedy, Browne Company LLC One Station Place Stamford, Connecticut 06902
Investment Adviser	Twin Oak ETF Company 888 Worchester Street, Suite 200 Wellesley, Massachusetts 02482
Registrant’s Fund Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Underwriter	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, ME 04101

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Short Hills, and State of New Jersey on July 30, 2026.

THE RBB FUND TRUST

By:	/s/ Steven Plump
Steven Plump
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Steven Plump	President (Principal Executive Officer)	July 30, 2026
Steven Plump

/s/ James G. Shaw	Chief Financial Officer (Principal Financial and Accounting Officer)	July 30, 2026
James G. Shaw

*Gregory P. Chandler	Trustee	July 30, 2026
Gregory P. Chandler

*Lisa A. Dolly	Trustee	July 30, 2026
Lisa A. Dolly

*Nicholas A. Giordano	Trustee	July 30, 2026
Nicholas A. Giordano

*Arnold M. Reichman	Trustee	July 30, 2026
Arnold M. Reichman

*Robert Sablowsky	Trustee	July 30, 2026
Robert Sablowsky

*Brian T. Shea	Trustee	July 30, 2026
Brian T. Shea

*Martha A. Tirinnanzi	Trustee	July 30, 2026
Martha A. Tirinnanzi

*By:	/s/ James G. Shaw

James G. Shaw

Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Gregory P. Chandler
Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Lisa A. Dolly, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Lisa A. Dolly
Lisa A. Dolly

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Brian T. Shea
Brian T. Shea

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Martha A. Tirinnanzi, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: July 9, 2025

/s/ Martha A. Tirinnanzi
Martha A. Tirinnanzi

EXHIBIT INDEX

Exhibit No.	Exhibit
(i)(25)	Consent of Counsel